 Exhibit 99.11

Supplement to the

Estimates

Fiscal Year Ending March 31, 2011

Supplement to the

Estimates

Fiscal Year Ending March 31, 2011

Library and Archives Canada Cataloguing in Publication Data

British Columbia.

Estimates. —- 1983-

Annual.

Imprint varies: 1983-1987, Ministry of Finance; 1988-June 2001, Ministry of Finance and Corporate Relations; June 2001- , Ministry of Finance.

Also available on the Internet

Report year ends Mar. 31.

Vols. For 1983-, have suppl.

ISSN 0712-4597 = Estimates (Province of British Columbia)

1. British Columbia- appropriations and expenditures - Statistics -Periodicals. 2. Revenue - British Columbia - Statistics - Periodicals. 3. Budget - British Columbia - Periodicals. I. British Columbia. Ministry of Finance. II. British Columbia. Ministry of Finance and Corporate Relations. III. Title. IV. Title: Estimates, fiscal year ending March 31. V. Title: Supplementary estimates. VI. Title: Supplement to the estimates.

HJ13.B742	354.7110072’25’05	C82-089032-4

INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2009/10 Estimates. Each column thereafter provides 2010/11 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.  Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECT OF EXPENSE

A descriptive listing of the standard objects is provided below.  Expenses and capital expenditures by sub-vote, by group account and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies with in other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s Budget web site: http://www.bcbudget. gov.bc.ca/.

Salaries and Benefits
50	Base Salaries
51	Supplementary Salary Costs
52	Employee Benefits
54	Legislative Salaries and Indemnities

Operating Costs
55	Boards, Commissions and Courts - Fees and Expenses
57	Public Servant Travel
59	Centralized Management Support Services
60	Professional Services
63	Information Systems - Operating
65	Office and Business Expenses
67	Informational Advertising and Publications
68	Statutory Advertising and Publications
69	Utilities, Materials and Supplies
70	Operating Equipment and Vehicles
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

Government Transfers
77	Transfers - Grants
79	Transfers - Entitlements
80	Transfers -Agreements

Other Expenses
81	Transfers Between Votes and Special Accounts
83	Interest on the Public Debt
85	Other Expenses

Internal Recoveries
86	Recoveries Between Votes and Special Accounts
88	Recoveries Within the Consolidated Revenue Fund

External Recoveries
89	Recoveries Within the Government Reporting Entity
90	Recoveries External to the Government Reporting Entity

Capital Expenditures
Land	Land
LI	Land Improvements
Bldg	Buildings
SpE	Specialized Equipment
FE	Office Furniture and Equipment
Veh	Vehicles
Info	Information Systems
TI	Tenant Improvements
Roads	Roads, Bridges and Ferries

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2009/10	Salaries	Total	Total	Total	Total	Total	2010/11
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislation
1	Legislation	73,529	38,096	12,343	—	17,990	(425)	—	68,004
Officers of the Legislature
2	Auditor General	15,536	11,852	3,485	63	—	—	—	15,400
3	Conflict of Interest Commissioner	440	287	145	—	8	—	—	440
4	Elections BC	41,440	3,979	3,757	—	4	—	—	7,740
5	Information and Privacy Commissioner	3,822	3,114	1,361	—	—	(3)	(2)	4,470
6	Merit Commissioner	955	643	322	—	—	—	—	965
7	Ombudsperson	4,773	4,403	1,302	—	—	(610)	(150)	4,945
8	Police Complaint Commissioner	1,974	1,780	677	—	—	—	—	2,457
9	Representative for Children and Youth	7,027	4,676	2,232	62	3	—	—	6,973
	Total	75,967	30,734	13,281	125	15	(613)	(152)	43,390
Office of the Premier
10	Office of the Premier	10,274	7,804	1,950	648	327	(318)	(700)	9,711
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	29,227	16,320	6,166	6,987	896	(4)	(460)	29,905
12	Treaty and Other Agreements Funding	33,177	—	—	5,927	—	—	—	5,927
	Special Account(s)	4,100	—	24	3,944	—	—	—	3,968
	Total	66,504	16,320	6,190	16,858	896	(4)	(460)	39,800
Ministry of Advanced Education and Labour Market Development
13	Ministry Operations	2,117,090	37,581	19,228	2,246,883	279	(17,002)	(172,909)	2,114,060
Ministry of Agriculture and Lands
14	Ministry Operations	71,788	32,737	13,822	25,623	12,516	(342)	(15,862)	68,494
15	Agricultural Land Commission	2,098	1,575	451	—	65	(1)	(2)	2,088
	Special Account(s)	18,520	—	—	98,316	18,521	—	(98,317)	18,520
	Transfer from Ministry Operations Vote	(7,000)	—	—	—	(7,000)	—	—	(7,000)
	Total	85,406	34,312	14,273	123,939	24,102	(343)	(114,181)	82,102
Ministry of Attorney General
16	Ministry Operations	363,943	263,385	72,253	89,102	12,026	(65,158)	(5,459)	366,149
17	Judiciary	68,293	60,593	6,940	180	27	—	—	67,740
18	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
19	British Columbia Utilities Commission	1	3,255	2,781	175	1	—	(6,211)	1
	Special Account(s)	19,406	18,022	4,420	1	343	—	(3,227)	19,559
	Transfer from Ministry Operations Vote	(10,945)	—	—	—	(9,462)	—	—	(9,462)
	Total	465,198	345,255	86,394	89,458	27,435	(65,158)	(14,897)	468,487
Ministry of Children and Family Development
20	Ministry Operations	1,324,188	319,282	56,603	1,032,228	2,907	(2,518)	(74,809)	1,333,693

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2009/10	Salaries	Total	Total	Total	Total	Total	2010/11
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Citizens’ Services
21	Ministry Operations	46,130	45,508	19,594	1,987	3,279	(14,506)	(10,799)	45,063
22	Shared Services BC	519,309	99,559	664,400	—	120,506	(153,949)	(227,078)	503,438
23	Public Affairs Bureau	25,788	17,415	7,529	—	1,766	(178)	(103)	26,429
24	Public Service Agency	67,814	31,371	5,026	—	8,561	(6,521)	(768)	37,669
25	Benefits	1	452,083	3,167	—	259	(427,254)	(28,254)	1
	Total	659,042	645,936	699,716	1,987	134,371	(602,408)	(267,002)	612,600
Ministry of Community and Rural Development
26	Ministry Operations	172,244	18,355	7,593	457,792	250	(6,444)	(175,425)	302,121
	Special Account(s)	6,942	—	—	500	6,442	—	—	6,942
	Total	179,186	18,355	7,593	458,292	6,692	(6,444)	(175,425)	309,063
Ministry of Education
27	Ministry Operations	5,029,317	24,806	44,175	5,114,561	271	(1)	(18,908)	5,164,904
	Special Account(s)	—	—	—	—	—	—	—	—
	Total	5,029,317	24,806	44,175	5,114,561	271	(1)	(18,908)	5,164,904
Ministry of Energy, Mines and Petroleum Resources
28	Ministry Operations	63,216	24,592	10,262	19,412	205	(7)	(14)	54,450
29	Contracts and Funding Arrangements	1	—	—	576	—	—	(575)	1
	Total	63,217	24,592	10,262	19,988	205	(7)	(589)	54,451
Ministry of Environment
30	Ministry Operations	132,550	108,315	63,858	7,103	46,777	(29,545)	(61,404)	135,104
31	Environmental Assessment Office	8,805	5,050	1,205	1,250	1,314	(1)	(2)	8,816
	Special Account(s)	29,705	—	500	—	22,555	—	—	23,055
	Total	171,060	113,365	65,563	8,353	70,646	(29,546)	(61,406)	166,975
Ministry of Finance
32	Ministry Operations	76,105	105,540	86,798	8,307	85,226	(15,456)	(211,935)	58,480
33	Pacific Carbon Trust	5,000	—	—	5,000	—	—	—	5,000
	Special Account(s)	10	3,777	4,015	—	41,423	(42,620)	(2,351)	4,244
	Total	81,115	109,317	90,813	13,307	126,649	(58,076)	(214,286)	67,724
Ministry of Forests and Range
34	Ministry Operations	415,566	191,595	199,227	37,325	—	(23,609)	(24,181)	380,357
35	Integrated Land Management Bureau	56,718	38,872	16,381	—	2,837	(3,111)	(4,374)	50,605
36	Direct Fire	409,000	26,331	26,490	—	—	—	(1,101)	51,720
	Special Account(s)	158,921	22,810	85,865	1	55,261	(1)	(5,467)	158,469
	Total	1,040,205	279,608	327,963	37,326	58,098	(26,721)	(35,123)	641,151
Ministry of Health Services
37	Ministry Operations	13,951,697	315,051	177,375	14,491,935	3,673	(147,528)	(227,563)	14,612,943
	Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
	Total	14,098,947	315,051	177,375	14,491,935	150,923	(147,528)	(227,563)	14,760,193

CONSOLIDATED REVENUE FUND OPERATING SUMMARY ($000)

		Total	Total						Total
		2009/10	Salaries	Total	Total	Total	Total	Total	2010/11
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Healthy Living and Sport
38	Ministry Operations	83,788	22,508	13,617	17,035	10	(5)	(1,062)	52,103
	Special Account(s)	2,200	—	—	1,700	—	—	—	1,700
	Total	85,988	22,508	13,617	18,735	10	(5)	(1,062)	53,803
Ministry of Housing and Social Development
39	Ministry Operations	2,669,286	155,800	31,766	3,072,136	6,958	(140)	(546,524)	2,719,996
	Special Account(s)	10,000	—	—	10,000	—	—	—	10,000
	Total	2,679,286	155,800	31,766	3,082,136	6,958	(140)	(546,524)	2,729,996
Ministry of Labour
40	Ministry Operations	17,352	35,381	6,583	—	911	(1)	(26,414)	16,460
Ministry of Public Safety and Solicitor General
41	Ministry Operations	562,573	182,771	39,964	399,809	3,235	(13,154)	(40,463)	572,162
42	Emergency Program Act	20,302	1,379	7,481	5,699	—	—	—	14,559
	Special Account(s)	14,316	2,141	2,212	2,616	9,931	—	(2,095)	14,805
	Total	597,191	186,291	49,657	408,124	13,166	(13,154)	(42,558)	601,526
Ministry of Small Business, Technology and Economic Development
43	Ministry Operations	38,187	16,877	17,798	12,725	36	(4)	(6)	47,426
	Special Account(s)	24,948	387	211	14,350	—	—	—	14,948
	Total	63,135	17,264	18,009	27,075	36	(4)	(6)	62,374
Ministry of Tourism, Culture and the Arts
44	Ministry Operations	102,640	24,094	39,772	57,439	646	(1)	(8,333)	113,617
	Special Account(s)	1,500	—	—	1,500	—	—	—	1,500
	Total	104,140	24,094	39,772	58,939	646	(1)	(8,333)	115,117
Ministry of Transportation and Infrastructure
45	Ministry Operations	734,201	115,235	1,970,197	192,389	1,804	(4)	(1,526,807)	752,814
Management of Public Funds and Debt
46	Management of Public Funds and Debt	1,186,000	—	—	—	2,152,566	(13,189)	(838,779)	1,300,598
Other Appropriations
47	Contingencies (All Ministries) and New Programs	500,000	—	—	—	450,000	—	—	450,000
48	Capital Funding	1,212,840	—	—	1,750,696	—	—	—	1,750,696
49	Commissions on Collection of Public Funds	1	—	—	—	32,716	—	(32,715)	1
50	Allowances for Doubtful Revenue Accounts	1	—	—	—	93,152	—	(93,151)	1
51	BC Family Bonus	8,758	—	—	6,379	—	—	—	6,379
52	Environmental Appeal Board and Forest Appeals Commission	2,091	963	1,107	—	20	(1)	(1)	2,088
53	Forest Practices Board	3,827	2,349	1,490	—	—	—	—	3,839
	Total	1,727,518	3,312	2,597	1,757,075	575,888	(1)	(125,867)	2,213,004
	Overall Total	32,735,056	2,920,299	3,765,920	29,200,361	3,373,791	(983,611)	(4,494,760)	33,782,000
	Adjusted Totals(1)		2,493,294	3,703,313		2,879,792

(1) Amounts are net of adjustments to eliminate double counting. See page 8.

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2009/10					Furniture				Roads,	2010/11
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Legislation
1	Legislation	6,715	—	—	—	—	905	—	320	5,050	—	6,275
Officers of the Legislature
2	Auditor General	250	—	—	—	—	25	—	100	25	—	150
3	Conflict of Interest Commissioner	—	—	—	—	—	—	—	—	—	—	—
4	Elections BC	2,860	—	—	—	—	—	—	1,298	—	—	1,298
5	Information and Privacy Commissioner	45	—	—	—	—	8	—	7	559	—	574
6	Merit Commissioner	15	—	—	—	—	4	—	4	144	—	152
7	Ombudsperson	75	—	—	—	—	10	—	10	721	—	741
8	Police Complaint Commissioner	25	—	—	—	—	12	—	13	300	—	325
9	Representative for Children and Youth	130	—	—	—	—	—	—	—	30	—	30
	Total	3,400	—	—	—	—	59	—	1,432	1,779	—	3,270
Office of the Premier
10	Office of the Premier	35	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11	Ministry Operations	30	—	—	—	22	1	—	—	—	—	23
12	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	30	—	—	—	22	1	—	—	—	—	23
Ministry of Advanced Education and Labour Market Development
13	Ministry Operations	1,300	—	—	—	—	3	—	1,030	—	—	1,033
Ministry of Agriculture and Lands
14	Ministry Operations	220	—	—	—	—	3	52	—	—	—	55
15	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	220	—	—	—	—	3	52	—	—	—	55
Ministry of Attorney General
16	Ministry Operations	2,926	—	—	—	1,531	24	834	2,458	—	—	4,847
17	Judiciary	750	—	—	—	—	—	—	385	—	—	385
18	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
19	British Columbia Utilities Commission	10	—	—	—	—	—	—	20	—	—	20
	Special Account(s)	500	—	—	—	—	—	—	500	—	—	500
	Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	4,186	—	—	—	1,531	24	834	3,363	—	—	5,752
Ministry of Children and Family Development
20	Ministry Operations	1,098	—	—	—	8	28	52	100	—	—	188

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2009/10					Furniture				Roads,	2010/11
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Citizens’ Services
21	Ministry Operations	—	—	—	—	—	9	—	1,567	—	—	1,576
22	Shared Services BC	165,534	—	—	58,287	5,541	210	—	26,200	33,133	—	123,371
23	Public Affairs Bureau	220	—	—	—	—	—	—	120	—	—	120
24	Public Service Agency	1,250	—	—	—	—	—	—	—	—	—	—
25	Benefits	—	—	—	—	—	—	—	—	—	—	—
	Total	167,004	—	—	58,287	5,541	219	—	27,887	33,133	—	125,067
Ministry of Community and Rural Development
26	Ministry Operations	1,388	—	—	—	—	2	—	1,018	—	—	1,020
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,388	—	—	—	—	2	—	1,018	—	—	1,020
Ministry of Education
27	Ministry Operations	1,436	—	—	—	—	2	—	1,850	—	—	1,852
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,436	—	—	—	—	2	—	1,850	—	—	1,852
Ministry of Energy, Mines and Petroleum Resources
28	Ministry Operations	21,387	—	—	—	—	3	—	505	—	68,500	69,008
29	Contracts and Funding Arrangements	—	—	—	—	—	—	—	—	—	—	—
	Total	21,387	—	—	—	—	3	—	505	—	68,500	69,008
Ministry of Environment
30	Ministry Operations	13,005	—	10,980	—	1,554	10	196	70	—	—	12,810
31	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
	Total	13,405	—	11,380	—	1,554	10	196	70	—	—	13,210
Ministry of Finance
32	Ministry Operations	3,480	—	—	—	—	10	21	2,900	—	—	2,931
33	Pacific Carbon Trust	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	3,480	—	—	—	—	10	21	2,900	—	—	2,931
Ministry of Forests and Range
34	Ministry Operations	21,582	—	4,914	3,422	900	18	—	3,832	—	25,578	38,664
35	Integrated Land Management Bureau	1,705	—	—	—	—	—	—	1,330	—	—	1,330
36	Direct Fire	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	37,085	—	—	—	245	—	—	540	—	25,100	25,885
	Total	60,372	—	4,914	3,422	1,145	18	—	5,702	—	50,678	65,879
Ministry of Health Services
37	Ministry Operations	54,655	—	—	—	1,600	28	1,787	3,607	—	—	7,022
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	54,655	—	—	—	1,600	28	1,787	3,607	—	—	7,022

CONSOLIDATED REVENUE FUND CAPITAL SUMMARY ($000)

		Total										Total
		2009/10					Furniture				Roads,	2010/11
		Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account		Expenses	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenses
Ministry of Healthy Living and Sport
38	Ministry Operations	859	—	—	—	—	2	—	—	—	—	2
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	859	—	—	—	—	2	—	—	—	—	2
Ministry of Housing and Social Development
39	Ministry Operations	41,800	—	—	—	—	614	—	33,300	500	—	34,414
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	41,800	—	—	—	—	614	—	33,300	500	—	34,414
Ministry of Labour
40	Ministry Operations	1,600	—	—	—	—	3	—	1,000	—	—	1,003
Ministry of Public Safety and Solicitor General
41	Ministry Operations	8,826	—	—	—	950	17	279	4,580	—	—	5,826
42	Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	8,826	—	—	—	950	17	279	4,580	—	—	5,826
Ministry of Small Business, Technology and Economic Development
43	Ministry Operations	901	—	—	—	—	1	—	773	—	—	774
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	901	—	—	—	—	1	—	773	—	—	774
Ministry of Tourism, Culture and the Arts
44	Ministry Operations	1,434	—	3,565	40	—	1	—	2,699	—	—	6,305
	Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
	Total	1,434	—	3,565	40	—	1	—	2,699	—	—	6,305
Ministry of Transportation and Infrastructure
45	Ministry Operations	2,981	—	—	—	629	10	2,184	1,450	—	—	4,273
Management of Public Funds and Debt
46	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
47	Contingencies (All Ministries) and New Programs	83,363	—	—	—	—	—	—	70,000	—	—	70,000
48	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
49	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
50	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
51	BC Family Bonus	—	—	—	—	—	—	—	—	—	—	—
52	Environmental Appeal Board and Forest Appeals Commission	100	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	25	—	—	—	—	—	—	—	—	—	—
	Total	83,488	—	—	—	—	—	—	70,000	—	—	70,000
	Overall Total	482,000	—	19,859	61,749	12,980	1,964	5,405	163,586	40,462	119,178	425,183

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	1,936,746	—		1,936,746
51	Supplementary Salary Costs	31,364	—		31,364
52	Employee Benefits	937,988	(427,005	)(1)	510,983
54	Legislative Salaries and Indemnities	14,201	—		14,201
	Salaries and Benefits	2,920,299	(427,005)		2,493,294
55	Boards, Commissions, and Courts - Fees and Expenses	11,204	—		11,204
57	Public Servant Travel	57,741	—		57,741
59	Centralized Management Support Services	60,318	(60,318	)(2)	—
60	Professional Services	611,194	(2,289	)(3)	608,905
63	Information Systems - Operating	327,917	—		327,917
65	Office and Business Expenses	93,916	—		93,916
67	Advertising and Publications	19,063	—		19,063
68	Statutory Advertising and Publications	2,719	—		2,719
69	Utilities, Materials and Supplies	721,393	—		721,393
70	Operating Equipment and Vehicles	145,514	—		145,514
72	Non-Capital Roads and Bridges	1,090,798	—		1,090,798
73	Amortization	263,057	—		263,057
75	Building Occupancy Charges	361,086	—		361,086
	Operating Costs	3,765,920	(62,607)		3,703,313
77	Transfers - Grants	841,083	—		841,083
79	Transfers - Entitlements	17,656,623	—		17,656,623
80	Transfers - Agreements	10,702,655	—		10,702,655
	Government Transfers	29,200,361	—		29,200,361
81	Transfer Between Votes and Special Accounts	204,999	(204,999	)(4)	—
83	Interest on the Public Debt	1,339,982	—		1,339,982
85	Other Expenses	1,828,810	(289,000	)(5)	1,539,810
	Other Expenses	3,373,791	(493,999)		2,879,792
86	Recoveries Between Votes and Special Accounts	(204,999)	204,999	(4)	—
88	Recoveries Within the Consolidated Revenue Fund	(778,612)	778,612	(6)	—
	Internal Recoveries	(983,611)	983,611		—
89	Recoveries External to the Consolidated Revenue Fund	(2,026,894)	—		(2,026,894)
90	Recoveries External to the Government Reporting Entity	(2,467,866)	—		(2,467,866)
	External Recoveries	(4,494,760)	—		(4,494,760)
	Net Operating Expenses	33,782,000	—		33,782,000

(1)          Recoveries from ministries by the Public Service Agency for employee benefits.

(2)          Recoveries from ministries by Attorney General, Finance, and the Office of the Premier for centrally managed services such as legal services.

(3)          Recoveries from ministries by Attorney General, for legal services not centrally managed.

(4)          Transfers between special accounts and votes in Agriculture and Lands, Attorney General, Community and Rural Development, Environment, Forests and Range, Health Services and Public Safety and Solicitor General.

(5)          Recoveries between ministries for other centralized services such as banking charges and Executive and Support Services.

(6)          Recoveries for costs referred to in Notes 1, 2, 3, and 5.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATION

($000)

VOTE 1 Legislation

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislation	73,529	15,438	130	11,482	11,046	38,096	—	175	—	821	1,755	2,871	12	470	1,240
Members’ Services	40,722	298	—	7,563	9,964	17,825	—	40	—	75	228	265	—	150	—
Caucus Support Services	6,540	4,580	—	1,095	—	5,675	—	—	—	—	—	850	—	—	—
Office of the Speaker	417	257	—	62	—	319	—	2	—	—	4	55	—	—	1
Clerk of the House	1,095	137	—	195	671	1,003	—	—	—	2	3	15	—	—	—
Clerk of the Committees	636	107	—	101	312	520	—	5	—	7	35	29	—	—	—
Legislative Operations	12,062	2,894	20	698	—	3,612	—	56	—	217	1,304	1,267	12	320	156
Sergeant-at-Arms	4,903	3,151	105	799	99	4,154	—	23	—	185	29	160	—	—	82
Hansard	4,416	2,375	—	573	—	2,948	—	40	—	320	88	148	—	—	522
Legislative Library	2,738	1,639	5	396	—	2,040	—	9	—	15	64	82	—	—	479

Total	73,529	15,438	130	11,482	11,046	38,096	—	175	—	821	1,755	2,871	12	470	1,240

LEGISLATION

($000)

VOTE 1 Legislation

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislation	43	—	2,000	2,956	12,343	—	—	—	—	—	—	17,990	17,990	—	(425)	(425)	—	—	—	68,004
Members’ Services	—	—	—	—	758	—	—	—	—	—	—	17,870	17,870	—	—	—	—	—	—	36,453
Caucus Support Services	—	—	—	—	850	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,525
Office of the Speaker	—	—	—	—	62	—	—	—	—	—	—	40	40	—	—	—	—	—	—	421
Clerk of the House	—	—	—	—	20	—	—	—	—	—	—	72	72	—	—	—	—	—	—	1,095
Clerk of the Committees	—	—	—	—	76	—	—	—	—	—	—	1	1	—	—	—	—	—	—	597
Legislative Operations	—	—	2,000	2,852	8,184	—	—	—	—	—	—	7	7	—	(425)	(425)	—	—	—	11,378
Sergeant-at-Arms	43	—	—	40	562	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,716
Hansard	—	—	—	64	1,182	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,130
Legislative Library	—	—	—	—	649	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,689

Total	43	—	2,000	2,956	12,343	—	—	—	—	—	—	17,990	17,990	—	(425)	(425)	—	—	—	68,004

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	15,536	9,188	165	2,240	259	11,852	—	591	—	923	293	667	—	191	—

Total	15,536	9,188	165	2,240	259	11,852	—	591	—	923	293	667	—	191	—

VOTE 3 Conflict of Interest Commissioner

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	440	63	—	21	203	287	—	22	—	55	17	14	—	1	1

Total	440	63	—	21	203	287	—	22	—	55	17	14	—	1	1

VOTE 4 Elections BC

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Elections BC	41,440	2,722	191	807	259	3,979	—	87	—	231	1,873	263	29	7	7

Total	41,440	2,722	191	807	259	3,979	—	87	—	231	1,873	263	29	7	7

VOTE 5 Information and Privacy Commissioner

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	3,822	2,307	6	542	259	3,114	—	67	—	600	97	113	25	20	16

Total	3,822	2,307	6	542	259	3,114	—	67	—	600	97	113	25	20	16

VOTE 6 Merit Commissioner

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	955	392	5	109	137	643	—	13	—	100	31	25	2	5	2

Total	955	392	5	109	137	643	—	13	—	100	31	25	2	5	2

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General	12	—	122	686	3,485	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,400

Total	12	—	122	686	3,485	63	—	—	63	—	—	—	—	—	—	—	—	—	—	15,400

VOTE 3 Conflict of Interest Commissioner

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Conflict of Interest Commissioner	—	—	—	35	145	—	—	—	—	—	—	8	8	—	—	—	—	—	—	440

Total	—	—	—	35	145	—	—	—	—	—	—	8	8	—	—	—	—	—	—	440

VOTE 4 Elections BC

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Elections BC	4	—	578	678	3,757	—	—	—	—	—	—	4	4	—	—	—	—	—	—	7,740

Total	4	—	578	678	3,757	—	—	—	—	—	—	4	4	—	—	—	—	—	—	7,740

VOTE 5 Information and Privacy Commissioner

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Information and Privacy Commissioner	—	—	92	331	1,361	—		—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,470

Total	—	—	92	331	1,361	—	—	—	—	—	—	—	—	—	(3)	(3)	(1)	(1)	(2)	4,470

VOTE 6 Merit Commissioner

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Merit Commissioner	—	—	37	107	322	—	—	—	—	—	—	—	—	—	—	—	—	—	—	965

Total	—	—	37	107	322	—	—	—	—	—	—	—	—	—	—	—	—	—	—	965

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	4,773	3,252	45	847	259	4,403	—	60	—	135	186	205	60	22	25

Total	4,773	3,252	45	847	259	4,403	—	60	—	135	186	205	60	22	25

VOTE 8 Police Complaint Commissioner

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	1,974	1,205	5	311	259	1,780	—	52	—	215	43	87	12	4	5

Total	1,974	1,205	5	311	259	1,780	—	52	—	215	43	87	12	4	5

VOTE 9 Representative for Children and Youth

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	7,027	3,431	34	950	261	4,676	—	201	—	459	429	398	—	—	14

Total	7,027	3,431	34	950	261	4,676	—	201	—	459	429	398	—	—	14

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Ombudsperson	—	—	150	459	1,302	—	—	—	—	—	—	—	—	—	(610)	(610)	—	(150)	(150)	4,945

Total	—	—	150	459	1,302	—	—	—	—	—	—	—	—	—	(610)	(610)	—	(150)	(150)	4,945

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	53	206	677	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,457

Total	—	—	53	206	677	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,457

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	26	—	60	645	2,232	62	—	—	62	—	—	3	3	—	—	—	—	—	—	6,973

Total	26	—	60	645	2,232	62	—	—	62	—	—	3	3	—	—	—	—	—	—	6,973

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

.	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,472	1,789	1	445	—	2,235	—	75	8	30	27	275	—	—	—
Deputy Ministers’ Policy Secretariat	1,923	957	—	235	—	1,192	—	25	447	30	20	28	—	—	5
Executive and Support Services	5,879	3,350	10	888	129	4,377	—	397	38	111	71	294	—	—	—
Premier’s Office	3,319	1,965	5	526	129	2,625	—	250	—	10	40	91	—	—	—
Executive Operations	2,560	1,385	5	362	—	1,752	—	147	38	101	31	203	—	—	—

Total	10,274	6,096	11	1,568	129	7,804	—	497	493	171	118	597	—	—	5

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	3	—	6	—	424	647	—	—	647	—	—	134	134	—	(316)	(316)	—	(700)	(700)	2,424
Deputy Ministers’ Policy Secretariat	—	—	28	—	583	—	—	—	—	—	—	24	24	—	(1)	(1)	—	—	—	1,798
Executive and Support Services	13	—	19	—	943	1	—	—	1	—	—	169	169	—	(1)	(1)	—	—	—	5,489
Premier’s Office	1	—	7	—	399	—	—	—	—	—	—	92	92	—	—	—	—	—	—	3,116
Executive Operations	12	—	12	—	544	1	—	—	1	—	—	77	77	—	(1)	(1)	—	—	—	2,373

Total	16	—	53	—	1,950	648	—	—	648	—	—	327	327	—	(318)	(318)	—	(700)	(700)	9,711

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty Negotiations and Implementation	14,488	7,248	—	1,776	—	9,024	—	834	1,885	955	—	250	—	—	—
Community and Socio-Economic Development	3,021	1,675	—	410	—	2,085	26	174	—	30	—	132	—	—	—
Strategic Initiatives	7,396	1,905	—	467	—	2,372	—	71	526	—	—	119	—	—	—
Executive and Support Services	4,322	2,224	—	563	52	2,839	40	117	24	30	411	385	—	—	8
Minister’s Office	594	312	—	95	52	459	—	85	—	—	—	13	—	—	—
Corporate Services	3,728	1,912	—	468	—	2,380	40	32	24	30	411	372	—	—	8

Total	29,227	13,052	—	3,216	52	16,320	66	1,196	2,435	1,015	411	886	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	33,177	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	33,177	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	4,100	—	—	—	—	—	9	—	—	13	—	2	—	—	—

Total	4,100	—	—	—	—	—	9	—	—	13	—	2	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty Negotiations and Implementation	—	—	—	—	3,924	—	400	545	945	—	—	713	713	—	(2)	(2)	—	(457)	(457)	14,147
Community and Socio-Economic Development	—	—	—	—	362	—	—	1,306	1,306	—	—	—	—	—	(1)	(1)	—	(1)	(1)	3,751
Strategic Initiatives	—	—	—	—	716	—	—	4,736	4,736	—	—	—	—	—	—	—	—	(1)	(1)	7,823
Executive and Support Services	—	—	149	—	1,164	—	—	—	—	—	—	183	183	—	(1)	(1)	—	(1)	(1)	4,184
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	30	30	—	—	—	—	—	—	587
Corporate Services	—	—	149	—	1,066	—	—	—	—	—	—	153	153	—	(1)	(1)	—	(1)	(1)	3,597

Total	—	—	149	—	6,166	—	400	6,587	6,987	—	—	896	896	—	(4)	(4)	—	(460)	(460)	29,905

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	5,927	5,927	—	—	—	—	—	—	—	—	—	—	5,927

Total	—	—	—	—	—	—	—	5,927	5,927	—	—	—	—	—	—	—	—	—	—	5,927

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	24	1,000	—	2,944	3,944	—	—	—	—	—	—	—	—	—	—	3,968

Total	—	—	—	—	24	1,000	—	2,944	3,944	—	—	—	—	—	—	—	—	—	—	3,968

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT

($000)

VOTE 13 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,882,098	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Support Programs	90,772	4,643	—	1,137	—	5,780	—	33	—	95	12	644	—	—	—
Labour Market and Immigration	111,413	14,592	—	3,576	—	18,168	—	717	—	3,431	3,537	2,818	—	91	775
Immigration Initiatives	7,623	5,088	—	1,247	—	6,335	—	202	—	1,628	1,277	753	—	91	—
Labour Market Initiatives	103,789	4,200	—	1,029	—	5,229	—	205	—	691	123	384	—	—	—
Labour Market Agreement	1	5,304	—	1,300	—	6,604	—	310	—	1,112	2,137	1,681	—	—	775
Public Sector Employers’ Council Secretariat	16,603	1,369	6	335	—	1,710	—	43	65	95	18	41	—	—	—
Public Sector Employers’ Council Secretariat	1,919	1,369	6	335	—	1,710	—	43	65	95	18	41	—	—	—
Employer Association	14,684	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	16,204	9,535	—	2,336	52	11,923	90	367	578	688	1,220	615	—	19	—
Minister’s Office	519	284	—	69	52	405	—	59	—	—	—	9	—	—	—
Corporate Services	15,685	9,251	—	2,267	—	11,518	90	308	578	688	1,220	606	—	19	—

Total	2,117,090	30,139	6	7,384	52	37,581	90	1,160	643	4,309	4,787	4,118	—	110	775

MINISTRY OF ADVANCED EDUCATION AND LABOUR MARKET DEVELOPMENT

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,850,292	37,713	1,900,865	—	—	—	—	—	(17,000)	(17,000)	—	(1)	(1)	1,883,864
Student Support Programs	—	—	—	—	784	70,302	5,910	1,834	78,046	—	—	1	1	—	—	—	(1)	(1)	(2)	84,609
Labour Market and Immigration	9	—	323	2,243	13,944	94,894	50	158,039	252,983	—	—	—	—	—	(1)	(1)	(1)	(172,319)	(172,320)	112,774
Immigration Initiatives	—	—	240	394	4,585	450	—	100,530	100,980	—	—	—	—	—	—	—	—	(104,287)	(104,287)	7,613
Labour Market Initiatives	—	—	41	612	2,056	94,444	—	5,698	100,142	—	—	—	—	—	(1)	(1)	(1)	(2,265)	(2,266)	105,160
Labour Market Agreement	9	—	42	1,237	7,303	—	50	51,811	51,861	—	—	—	—	—	—	—	—	(65,767)	(65,767)	1
Public Sector Employers’ Council Secretariat	—	—	7	—	269	14,684	—	—	14,684	—	—	10	10	—	—	—	—	(70)	(70)	16,603
Public Sector Employers’ Council Secretariat	—	—	7	—	269	—	—	—	—	—	—	10	10	—	—	—	—	(70)	(70)	1,919
Employer Association	—	—	—	—	—	14,684	—	—	14,684	—	—	—	—	—	—	—	—	—	—	14,684
Executive and Support Services	—	—	654	—	4,231	305	—	—	305	—	—	268	268	—	(1)	(1)	(103)	(413)	(516)	16,210
Minister’s Office	—	—	—	—	68	—	—	—	—	—	—	38	38	—	—	—	—	—	—	511
Corporate Services	—	—	654	—	4,163	305	—	—	305	—	—	230	230	—	(1)	(1)	(103)	(413)	(516)	15,699

Total	9	—	984	2,243	19,228	193,045	1,856,252	197,586	2,246,883	—	—	279	279	—	(17,002)	(17,002)	(105)	(172,804)	(172,909)	2,114,060

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 14 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Operations	10,936	7,362	87	1,804	—	9,253	—	297	—	353	51	63	—	15	437
Food Safety, Plant, Animal and Fish Health	6,253	4,477	21	1,097	—	5,595	—	158	—	46	31	52	—	—	424
Sustainable Agriculture Management	4,683	2,885	66	707	—	3,658	—	139	—	307	20	11	—	15	13
Strategic Industry Development	38,647	13,093	85	3,240	—	16,418	—	296	—	1,039	271	62	—	—	41
Sustainable Aquaculture Management	3,005	2,158	2	529	—	2,689	—	99	—	6	12	32	—	—	11
Business Risk Management	31,559	5,295	21	1,329	—	6,645	—	197	—	703	26	25	—	—	27
Strategic Policy, Investment and Innovation	4,083	5,640	62	1,382	—	7,084	—	—	—	330	233	5	—	—	3
Crown Land Administration	11,888	3,706	30	908	—	4,644	—	123	227	6,645	46	68	—	—	11
Crown Land Policy	3,397	2,482	30	608	—	3,120	—	27	—	100	12	46	—	—	—
Crown Land Sales and Tenure Management	607	445	—	109	—	554	—	8	—	14	6	7	—	—	—
Land Restoration Programs	7,884	779	—	191	—	970	—	88	227	6,531	28	15	—	—	11
BC Farm Industry Review Board	1,017	459	—	113	—	572	282	30	—	91	4	30	—	—	—
Executive and Support Services	9,300	1,441	—	357	52	1,850	—	116	587	238	270	126	—	—	5
Minister’s Office	529	230	—	74	52	356	—	77	—	—	9	14	—	—	5
Corporate Services	8,771	1,211	—	283	—	1,494	—	39	587	238	261	112	—	—	—

Total	71,788	26,061	202	6,422	52	32,737	282	862	814	8,366	642	349	—	15	494

VOTE 15 Agricultural Land Commission

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	2,098	1,265	—	310	—	1,575	261	42	—	74	27	15	—	9	1

Total	2,098	1,265	—	310	—	1,575	261	42	—	74	27	15	—	9	1

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Insurance	18,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	18,520	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF AGRICULTURE AND LANDS

($000)

VOTE 14 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Operations	183	—	627	—	2,026	—	—	—	—	—	—	358	358	—	(299)	(299)	—	(454)	(454)	10,884
Food Safety, Plant, Animal and Fish Health	25	—	—	—	736	—	—	—	—	—	—	298	298	—	(297)	(297)	—	(125)	(125)	6,207
Sustainable Agriculture Management	158	—	627	—	1,290	—	—	—	—	—	—	60	60	—	(2)	(2)	—	(329)	(329)	4,677
Strategic Industry Development	126	—	286	—	2,121	19,823	—	4,000	23,823	7,000	—	165	7,165	—	(3)	(3)	—	(15,404)	(15,404)	34,120
Sustainable Aquaculture Management	103	—	49	—	312	—	—	—	—	—	—	11	11	—	(1)	(1)	—	(1)	(1)	3,010
Business Risk Management	23	—	35	—	1,036	19,486	—	—	19,486	7,000	—	9	7,009	—	(1)	(1)	—	(7,003)	(7,003)	27,172
Strategic Policy, Investment and Innovation	—	—	202	—	773	337	—	4,000	4,337	—	—	145	145	—	(1)	(1)	—	(8,400)	(8,400)	3,938
Crown Land Administration	18	—	8	—	7,146	—	—	1,800	1,800	—	—	67	67	—	(1)	(1)	—	(2)	(2)	13,654
Crown Land Policy	—	—	3	—	188	—	—	—	—	—	—	24	24	—	—	—	—	—	—	3,332
Crown Land Sales and Tenure Management	—	—	—	—	35	—	—	—	—	—	—	15	15	—	(1)	(1)	—	(1)	(1)	602
Land Restoration Programs	18	—	5	—	6,923	—	—	1,800	1,800	—	—	28	28	—	—	—	—	(1)	(1)	9,720
BC Farm Industry Review Board	—	—	3	—	440	—	—	—	—	—	—	6	6	—	(1)	(1)	—	(1)	(1)	1,016
Executive and Support Services	13	—	666	68	2,089	—	—	—	—	—	—	4,920	4,920	—	(38)	(38)	—	(1)	(1)	8,820
Minister’s Office	13	—	—	—	118	—	—	—	—	—	—	37	37	—	—	—	—	—	—	511
Corporate Services	—	—	666	68	1,971	—	—	—	—	—	—	4,883	4,883	—	(38)	(38)	—	(1)	(1)	8,309

Total	340	—	1,590	68	13,822	19,823	—	5,800	25,623	7,000	—	5,516	12,516	—	(342)	(342)	—	(15,862)	(15,862)	68,494

VOTE 15 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	18	—	4	—	451	—	—	—	—	—	—	65	65	—	(1)	(1)	—	(2)	(2)	2,088

Total	18	—	4	—	451	—	—	—	—	—	—	65	65	—	(1)	(1)	—	(2)	(2)	2,088

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Land	—	—	—	—	—	98,316	—	—	98,316	—	—	20	20	—	—	—	—	(98,316)	(98,316)	20
Production Insurance	—	—	—	—	—	—	—	—	—	—	—	18,501	18,501	—	—	—	—	(1)	(1)	18,500

Total	—	—	—	—	—	98,316	—	—	98,316	—	—	18,521	18,521	—	—	—	—	(98,317)	(98,317)	18,520

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Transformation	8,055	2,539	3	628	—	3,170	—	45	12	75	102	90	—	—	—
Justice Reform	4,496	1,116	1	276	—	1,393	—	20	12	—	3	—	—	—	—
Community Court	3,559	1,423	2	352	—	1,777	—	25	—	75	99	90	—	—	—
Justice Services	102,255	11,482	79	2,813	—	14,374	—	296	—	842	178	402	—	—	1
Prosecution Services	107,004	81,640	548	20,002	—	102,190	1,779	1,302	—	4,417	176	2,129	—	—	375
Court Services	99,425	66,559	882	16,552	—	83,993	1,447	1,112	—	3,173	1,967	1,797	—	—	951
Legal Services	15,710	37,726	235	9,293	—	47,254	18	795	—	27,892	560	1,863	—	127	—
Agencies, Boards and Commissions	15,431	2,613	4	640	—	3,257	839	118	—	315	45	110	—	5	—
Executive and Support Services	16,063	7,196	118	1,781	52	9,147	—	216	731	168	4,272	807	—	12	2
Minister's Office	645	350	—	104	52	506	—	69	—	—	—	25	—	—	1
Corporate Services	15,418	6,846	118	1,677	—	8,641	—	147	731	168	4,272	782	—	12	1

Total	363,943	209,755	1,869	51,709	52	263,385	4,083	3,884	743	36,882	7,300	7,198	—	144	1,329

VOTE 17 Judiciary

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	68,293	48,593	95	11,905	—	60,593	1,435	1,424	—	228	1,201	1,450	—	4	90
Superior Courts	15,030	9,503	65	2,328	—	11,896	—	136	—	71	994	545	—	1	16
Provincial Courts	53,263	39,090	30	9,577	—	48,697	1,435	1,288	—	157	207	905	—	3	74

Total	68,293	48,593	95	11,905	—	60,593	1,435	1,424	—	228	1,201	1,450	—	4	90

VOTE 18 Crown Proceeding Act

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 19 British Columbia Utilities Commission

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Utilities Commission	1	2,472	131	652	—	3,255	358	82	—	1,499	164	327	—	25	—

Total	1	2,472	131	652	—	3,255	358	82	—	1,499	164	327	—	25	—

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 16 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Justice Transformation	—	—	1,209	—	1,533	198	—	—	198	—	—	1	1	—	(1)	(1)	—	—	—	4,901
Justice Reform	—	—	—	—	35	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,428
Community Court	—	—	1,209	—	1,498	198	—	—	198	—	—	—	—	—	—	—	—	—	—	3,473
Justice Services	60	—	506	—	2,285	667	—	86,326	86,993	—	—	36	36	—	(1,200)	(1,200)	(10)	(1,942)	(1,952)	100,536
Prosecution Services	88	—	948	—	11,214	—	—	—	—	—	—	916	916	—	(1,720)	(1,720)	—	—	—	112,600
Court Services	1,151	—	5,070	396	17,064	—	—	—	—	—	—	920	920	—	—	—	—	(2,852)	(2,852)	99,125
Legal Services	—	—	93	—	31,348	—	—	—	—	—	—	313	313	—	(62,032)	(62,032)	(290)	(10)	(300)	16,583
Agencies, Boards and Commissions	—	—	51	—	1,483	—	—	—	—	9,462	—	—	9,462	—	—	—	—	(307)	(307)	13,895
Executive and Support Services	—	—	479	639	7,326	79	—	1,832	1,911	—	—	378	378	—	(205)	(205)	—	(48)	(48)	18,509
Minister's Office	—	—	5	—	100	—	—	—	—	—	—	29	29	—	—	—	—	—	—	635
Corporate Services	—	—	474	639	7,226	79	—	1,832	1,911	—	—	349	349	—	(205)	(205)	—	(48)	(48)	17,874

Total	1,299	—	8,356	1,035	72,253	944	—	88,158	89,102	9,462	—	2,564	12,026	—	(65,158)	(65,158)	(300)	(5,159)	(5,459)	366,149

VOTE 17 Judiciary

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Judiciary	70	—	1,038	—	6,940	5	—	175	180	—	—	27	27	—	—	—	—	—	—	67,740
Superior Courts	4	—	789	—	2,556	—	—	—	—	—	—	18	18	—	—	—	—	—	—	14,470
Provincial Courts	66	—	249	—	4,384	5	—	175	180	—	—	9	9	—	—	—	—	—	—	53,270

Total	70	—	1,038	—	6,940	5	—	175	180	—	—	27	27	—	—	—	—	—	—	67,740

VOTE 18 Crown Proceeding Act

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

VOTE 19 British Columbia Utilities Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
British Columbia Utilities Commission	—	—	1	325	2,781	175	—	—	175	—	—	1	1	—	—	—	—	(6,211)	(6,211)	1

Total	—	—	1	325	2,781	175	—	—	175	—	—	1	1	—	—	—	—	(6,211)	(6,211)	1

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee of British Columbia	19,406	14,352	154	3,516	—	18,022	—	129	—	1,837	1,324	465	—	14	18

Total	19,406	14,352	154	3,516	—	18,022	—	129	—	1,837	1,324	465	—	14	18

MINISTRY OF ATTORNEY GENERAL

($000)

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Public Guardian and Trustee of British Columbia	—	—	633	—	4,420	1	—	—	1	—	—	343	343	—	—	—	—	(3,227)	(3,227)	19,559

Total	—	—	633	—	4,420	1	—	—	1	—	—	343	343	—	—	—	—	(3,227)	(3,227)	19,559

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Child and Family Development	746,757	189,545	3,706	46,690	—	239,941	—	5,118	12,543	2,205	8,357	4,736	—	24	134
ECD, Child Care and Supports to Children with Special Needs	510,507	20,854	376	5,110	—	26,340	22	438	—	135	2,756	1,831	—	—	—
Provincial Services	51,909	30,987	1,534	7,591	—	40,112	—	338	—	79	1,066	1,251	—	2	1,896
Executive and Support Services	15,015	10,118	232	2,486	53	12,889	—	314	26	630	761	918	—	—	—
Minister’s Office	545	251	—	69	53	373	—	103	—	—	21	20	—	—	—
Corporate Services	14,470	9,867	232	2,417	—	12,516	—	211	26	630	740	898	—	—	—

Total	1,324,188	251,504	5,848	61,877	53	319,282	22	6,208	12,569	3,049	12,940	8,736	—	26	2,030

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Child and Family Development	1,469	—	5,468	1,000	41,054	—	48,526	487,239	535,765	—	—	2,436	2,436	—	(1,439)	(1,439)	—	(70,444)	(70,444)	747,313
ECD, Child Care and Supports to Children with Special Needs	792	—	1,372	—	7,346	1,099	157,275	328,563	486,937	—	—	310	310	—	—	—	—	(1)	(1)	520,932
Provincial Services	252	—	598	—	5,482	—	240	9,286	9,526	—	—	103	103	—	(1,079)	(1,079)	—	(3,702)	(3,702)	50,442
Executive and Support Services	3	—	69	—	2,721	—	—	—	—	—	—	58	58	—	—	—	—	(662)	(662)	15,006
Minister’s Office	3	—	—	—	147	—	—	—	—	—	—	30	30	—	—	—	—	—	—	550
Corporate Services	—	—	69	—	2,574	—	—	—	—	—	—	28	28	—	—	—	—	(662)	(662)	14,456

Total	2,516	—	7,507	1,000	56,603	1,099	206,041	825,088	1,032,228	—	—	2,907	2,907	—	(2,518)	(2,518)	—	(74,809)	(74,809)	1,333,693

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 21 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	19,035	19,824	257	5,010	—	25,091	31	349	108	2,292	3,449	1,310	—	20	451
Services BC Operations	16,858	13,318	196	3,386	—	16,900	—	274	2	99	343	605	—	—	41
Enquiry BC Online	846	585	—	143	—	728	—	10	86	437	2,277	110	—	—	—
BC Registries Services	1	2,382	32	614	—	3,028	—	33	17	29	802	400	—	20	23
BC Stats	710	3,271	29	801	—	4,101	—	24	3	1,584	25	175	—	—	387
Multiculturalism	620	268	—	66	—	334	31	8	—	143	2	20	—	—	—
Workforce Planning and Leadership	7,978	6,219	22	1,524	—	7,765	—	110	15	348	3,470	865	—	7	—
Office of the Chief Information Officer	14,568	8,132	29	1,992	—	10,153	—	187	252	1,567	760	524	—	—	1
Executive and Support Services	4,549	1,935	19	493	52	2,499	—	61	288	123	470	194	—	8	—
Minister’s Office	490	248	1	79	52	380	—	38	—	—	16	11	—	—	—
Corporate Services	4,059	1,687	18	414	—	2,119	—	23	288	123	454	183	—	8	—

Total	46,130	36,110	327	9,019	52	45,508	31	707	663	4,330	8,149	2,893	—	35	452

VOTE 22 Shared Services BC

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Client Services	1,898	1,376	10	337	—	1,723	—	20	—	—	40	47	—	—	—
Strategic Infrastructure and Planning	88,873	8,541	99	2,092	—	10,732	—	423	—	1,912	395	307	—	5	11
Operations	410,271	62,992	1,242	15,433	—	79,667	—	550	1,111	5,687	187,369	883	—	6	24,551
Corporate Services	18,267	5,928	62	1,447	—	7,437	—	32	—	50	3,695	650	—	—	5

Total	519,309	78,837	1,413	19,309	—	99,559	—	1,025	1,111	7,649	191,499	1,887	—	11	24,567

VOTE 23 Public Affairs Bureau

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Affairs Bureau	25,788	13,860	99	3,456	—	17,415	—	295	85	883	755	1,108	4,077	11	48

Total	25,788	13,860	99	3,456	—	17,415	—	295	85	883	755	1,108	4,077	11	48

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,514	—	9,524	—	—	487	487	—	—	1,323	1,323	—	(7,153)	(7,153)	(200)	(10,128)	(10,328)	18,944
Services BC Operations	—	—	477	—	1,841	—	—	—	—	—	—	1,002	1,002	—	(1,353)	(1,353)	(200)	(715)	(915)	17,475
Enquiry BC Online	—	—	5	—	2,925	—	—	—	—	—	—	—	—	—	—	—	—	(3,015)	(3,015)	638
BC Registries Services	—	—	1,012	—	2,336	—	—	—	—	—	—	299	299	—	(282)	(282)	—	(5,380)	(5,380)	1
BC Stats	—	—	20	—	2,218	—	—	—	—	—	—	3	3	—	(5,518)	(5,518)	—	(594)	(594)	210
Multiculturalism	—	—	—	—	204	—	—	487	487	—	—	19	19	—	—	—	—	(424)	(424)	620
Workforce Planning and Leadership	—	—	656	—	5,471	—	—	—	—	—	—	932	932	—	(5,051)	(5,051)	(1)	(1)	(2)	9,115
Office of the Chief Information Officer	—	—	149	—	3,440	1,500	—	—	1,500	—	—	54	54	—	(2,302)	(2,302)	(102)	(367)	(469)	12,376
Executive and Support Services	—	—	15	—	1,159	—	—	—	—	—	—	970	970	—	—	—	—	—	—	4,628
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	45	45	—	—	—	—	—	—	492
Corporate Services	—	—	13	—	1,092	—	—	—	—	—	—	925	925	—	—	—	—	—	—	4,136

Total	—	—	2,334	—	19,594	1,500	—	487	1,987	—	—	3,279	3,279	—	(14,506)	(14,506)	(303)	(10,496)	(10,799)	45,063

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Client Services	—	—	10	—	117	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,840
Strategic Infrastructure and Planning	—	—	149	73,660	76,862	—	—	—	—	—	—	134	134	—	(951)	(951)	(120)	(500)	(620)	86,157
Operations	2,517	—	92,284	265,638	580,596	—	—	—	—	—	—	116,925	116,925	—	(152,998)	(152,998)	(132,617)	(93,841)	(226,458)	397,732
Corporate Services	—	—	2,393	—	6,825	—	—	—	—	—	—	3,447	3,447	—	—	—	—	—	—	17,709

Total	2,517	—	94,836	339,298	664,400	—	—	—	—	—	—	120,506	120,506	—	(153,949)	(153,949)	(132,737)	(94,341)	(227,078)	503,438

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Affairs Bureau	—	—	267	—	7,529	—	—	—	—	—	—	1,766	1,766	—	(178)	(178)	(42)	(61)	(103)	26,429

Total	—	—	267	—	7,529	—	—	—	—	—	—	1,766	1,766	—	(178)	(178)	(42)	(61)	(103)	26,429

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 24 Public Service Agency

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Service Agency	67,814	25,198	—	6,173	—	31,371	—	586	131	1,764	123	977	—	—	—
Business Performance	1,987	1,410	—	346	—	1,756	—	37	—	—	12	27	—	—	—
Client Services	10,533	8,892	—	2,178	—	11,070	—	274	—	—	56	252	—	—	—
Talent Management	49,890	11,267	—	2,761	—	14,028	—	185	—	1,764	28	639	—	—	—
Employee Relations	3,030	2,537	—	621	—	3,158	—	58	126	—	18	40	—	—	—
Corporate Services	2,374	1,092	—	267	—	1,359	—	32	5	—	9	19	—	—	—

Total	67,814	25,198	—	6,173	—	31,371	—	586	131	1,764	123	977	—	—	—

VOTE 25 Benefits

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	4,731	—	447,352	—	452,083	—	104	744	2,030	50	229	—	10	—
Pension Contribution and Retirement Benefits	276,937	—	—	267,497	—	267,497	—	—	—	—	—	—	—	—	—
Employee Health Benefits	131,393	—	—	171,010	—	171,010	—	—	—	499	—	—	—	—	—
Other Benefits	21,998	314	—	7,763	—	8,077	—	—	743	757	—	—	—	—	—
Benefits Administration	5,808	4,417	—	1,082	—	5,499	—	104	1	774	50	229	—	10	—
Recoveries	(436,135)	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	4,731	—	447,352	—	452,083	—	104	744	2,030	50	229	—	10	—

MINISTRY OF CITIZENS’ SERVICES

($000)

VOTE 24 Public Service Agency

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Public Service Agency	—	—	1,445	—	5,026	—	—	—	—	—	—	8,561	8,561	—	(6,521)	(6,521)	(605)	(163)	(768)	37,669
Business Performance	—	—	664	—	740	—	—	—	—	—	—	—	—	—	(110)	(110)	(1)	(1)	(2)	2,384
Client Services	—	—	39	—	621	—	—	—	—	—	—	—	—	—	(43)	(43)	(588)	(155)	(743)	10,905
Talent Management	—	—	3	—	2,619	—	—	—	—	—	—	8,161	8,161	—	(6,171)	(6,171)	(10)	(5)	(15)	18,622
Employee Relations	—	—	5	—	247	—	—	—	—	—	—	—	—	—	(21)	(21)	(5)	(1)	(6)	3,378
Corporate Services	—	—	734	—	799	—	—	—	—	—	—	400	400	—	(176)	(176)	(1)	(1)	(2)	2,380

Total	—	—	1,445	—	5,026	—	—	—	—	—	—	8,561	8,561	—	(6,521)	(6,521)	(605)	(163)	(768)	37,669

VOTE 25 Benefits

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Benefits	—	—	—	—	3,167	—	—	—	—	—	—	259	259	—	(427,254)	(427,254)	(80)	(28,174)	(28,254)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(150)	(150)	267,347
Employee Health Benefits	—	—	—	—	499	—	—	—	—	—	—	—	—	—	—	—	—	(27,945)	(27,945)	143,564
Other Benefits	—	—	—	—	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,577
Benefits Administration	—	—	—	—	1,168	—	—	—	—	—	—	259	259	—	(249)	(249)	(80)	(79)	(159)	6,518
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(427,005)	(427,005)	—	—	—	(427,005)

Total	—	—	—	—	3,167	—	—	—	—	—	—	259	259	—	(427,254)	(427,254)	(80)	(28,174)	(28,254)	1

MINISTRY OF COMMUNITY AND RURAL DEVELOPMENT

($000)

VOTE 26 Ministry Operations

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Local Government	132,226	6,799	35	1,666	—	8,500	—	125	188	311	156	95	—	2	3,588
Local Government Services and Transfers	127,036	5,812	25	1,424	—	7,261	—	124	188	259	146	79	—	2	—
University Endowment Lands	5,190	987	10	242	—	1,239	—	1	—	52	10	16	—	—	3,588
RuralBC Secretariat	32,816	1,945	8	477	—	2,430	—	71	9	245	22	34	—	—	—
Mountain Pine Beetle Epidemic Response Division	446	293	—	72	—	365	—	61	—	—	—	—	—	—	—
Property Assessment	593	1,416	1	346	—	1,763	912	33	2	119	297	147	—	—	—
Assessment Services	1	982	1	240	—	1,223	912	25	2	100	288	139	—	—	—
Assessment Policy and Support	592	434	—	106	—	540	—	8	—	19	9	8	—	—	—
Executive and Support Services	6,163	4,166	59	1,021	51	5,297	—	124	47	50	96	213	—	—	1
Minister’s Office	576	282	—	69	51	402	—	114	—	—	11	9	—	—	—
Corporate Services	5,587	3,884	59	952	—	4,895	—	10	47	50	85	204	—	—	1

Total	172,244	14,619	103	3,582	51	18,355	912	414	246	725	571	489	—	2	3,589

Special Account(s)

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	6,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,942	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY AND RURAL DEVELOPMENT

($000)

VOTE 26 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	284	—	184	—	4,933	74,234	860	382,698	457,792	—	—	—	—	(6,442)	(1)	(6,443)	—	(172,500)	(172,500)	292,282
Local Government Services and Transfers	—	—	184	—	982	74,234	860	376,228	451,322	—	—	—	—	—	(1)	(1)	—	(172,500)	(172,500)	287,064
University Endowment Lands	284	—	—	—	3,951	—	—	6,470	6,470	—	—	—	—	(6,442)	—	(6,442)	—	—	—	5,218
RuralBC Secretariat	—	—	5	—	386	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,816
Mountain Pine Beetle Epidemic Response Division	—	—	—	—	61	—	—	—	—	—	—	—	—	—	—	—	—	—	—	426
Property Assessment	—	—	7	—	1,517	—	—	—	—	—	—	231	231	—	—	—	(2,817)	(107)	(2,924)	587
Assessment Services	—	—	7	—	1,473	—	—	—	—	—	—	229	229	—	—	—	(2,817)	(107)	(2,924)	1
Assessment Policy and Support	—	—	—	—	44	—	—	—	—	—	—	2	2	—	—	—	—	—	—	586
Executive and Support Services	3	—	132	30	696	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	—	(1)	6,010
Minister’s Office	3	—	—	—	137	—	—	—	—	—	—	19	19	—	—	—	—	—	—	558
Corporate Services	—	—	132	30	559	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)	5,452

Total	287	—	328	30	7,593	74,234	860	382,698	457,792	—	—	250	250	(6,442)	(2)	(6,444)	(2,818)	(172,607)	(175,425)	302,121

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	500	—	—	500	—	—	—	—	—	—	—	—	—	—	500
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	6,442	—	—	6,442	—	—	—	—	—	—	6,442

Total	—	—	—	—	—	500	—	—	500	6,442	—	—	6,442	—	—	—	—	—	—	6,942

MINISTRY OF EDUCATION

($000)

VOTE 27 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Education Programs	4,966,317	—	—	—	—	—	—	—	700	—	19,568	—	—	—	—
Public Libraries	13,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	49,870	19,861	—	4,893	52	24,806	13	1,086	433	7,110	6,480	1,730	—	802	23
Minister’s Office	476	251	—	79	52	382	—	66	—	—	—	5	—	—	2
Education and Corporate Services	49,394	19,610	—	4,814	—	24,424	13	1,020	433	7,110	6,480	1,725	—	802	21

Total	5,029,317	19,861	—	4,893	52	24,806	13	1,086	1,133	7,110	26,048	1,730	—	802	23

Special Account(s)

Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF EDUCATION

($000)

VOTE 27 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Education Programs	—	—	—	—	20,268	241,074	4,839,719	20,638	5,101,431	—	—	—	—	—	—	—	(2,904)	(15,264)	(18,168)	5,103,531
Public Libraries	—	—	—	—	—	13,130	—	—	13,130	—	—	—	—	—	—	—	—	—	—	13,130
Executive and Support Services	—	—	5,835	395	23,907	—	—	—	—	—	—	271	271	—	(1)	(1)	—	(740)	(740)	48,243
Minister’s Office	—	—	6	—	79	—	—	—	—	—	—	—	—	—	—	—	—	—	—	461
Education and Corporate Services	—	—	5,829	395	23,828	—	—	—	—	—	—	271	271	—	(1)	(1)	—	(740)	(740)	47,782

Total	—	—	5,835	395	44,175	254,204	4,839,719	20,638	5,114,561	—	—	271	271	—	(1)	(1)	(2,904)	(16,004)	(18,908)	5,164,904

Special Account(s)

Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Children’s Education Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 28 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Oil and Gas	10,111	4,162	—	1,020	—	5,182	—	287	—	672	153	162	—	—	63
Titles	4,490	2,571	—	630	—	3,201	—	35	—	20	107	50	—	2	4
Mining and Minerals	11,908	6,882	—	1,686	—	8,568	—	639	—	648	136	195	—	—	64
Electricity and Alternative Energy	28,195	2,304	—	565	—	2,869	—	100	—	138	53	103	—	—	—
Marketing, Aboriginal and Community Relations	4,747	2,518	—	617	—	3,135	21	279	—	68	68	217	—	1	—
Executive and Support Services	3,765	1,242	—	307	88	1,637	—	139	777	300	38	445	—	—	—
Ministers’ Office	873	524	—	131	88	743	—	70	—	—	18	23	—	—	—
Corporate Services	2,892	718	—	176	—	894	—	69	777	300	20	422	—	—	—

Total	63,216	19,679	—	4,825	88	24,592	21	1,479	777	1,846	555	1,172	—	3	131

VOTE 29 Contracts and Funding Arrangements

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Contracts and Funding Arrangements	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF ENERGY, MINES AND PETROLEUM RESOURCES

($000)

VOTE 28 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Oil and Gas	70	—	3,274	—	4,681	110	—	351	461	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,321
Titles	5	—	344	—	567	—	—	—	—	—	—	200	200	—	(1)	(1)	(1)	(1)	(2)	3,965
Mining and Minerals	294	—	203	—	2,179	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,744
Electricity and Alternative Energy	—	—	8	—	402	17,665	—	1,286	18,951	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	22,219
Marketing, Aboriginal and Community Relations	—	—	25	—	679	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,811
Executive and Support Services	—	—	20	35	1,754	—	—	—	—	—	—	5	5	—	(2)	(2)	(2)	(2)	(4)	3,390
Ministers’ Office	—	—	—	—	111	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	851
Corporate Services	—	—	20	35	1,643	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	2,539

Total	369	—	3,874	35	10,262	17,775	—	1,637	19,412	—	—	205	205	—	(7)	(7)	(7)	(7)	(14)	54,450

VOTE 29 Contracts and Funding Arrangements

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Contracts and Funding Arrangements	—	—	—	—	—	—	—	576	576	—	—	—	—	—	—	—	—	(575)	(575)	1

Total	—	—	—	—	—	—	—	576	576	—	—	—	—	—	—	—	—	(575)	(575)	1

MINISTRY OF ENVIRONMENT

($000)

VOTE 30 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Stewardship	30,631	18,550	116	4,545	—	23,211	—	1,328	—	13,488	603	1,318	—	2	2,200
Parks and Protected Areas	31,486	11,453	85	2,868	—	14,406	—	570	—	275	46	441	—	3	6,915
Water Stewardship	15,908	8,258	36	2,053	—	10,347	—	418	—	1,793	138	306	—	—	134
Water Stewardship	15,907	8,258	36	2,053	—	10,347	—	418	—	1,793	138	306	—	—	134
Water Rental Remissions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Environmental Protection	2,937	17,216	300	4,318	—	21,834	—	881	—	2,535	359	528	—	—	573
Compliance	15,692	8,885	35	2,233	—	11,153	—	567	—	349	159	379	—	—	544
Climate Action Secretariat	6,888	2,878	—	705	—	3,583	—	298	—	626	47	1,079	1,000	—	10
Executive and Support Services	29,008	18,955	64	4,675	87	23,781	—	482	1,916	617	1,521	1,498	—	—	191
Ministers’ Office	762	418	—	133	87	638	—	90	—	—	—	49	—	—	—
Corporate Services	28,246	18,537	64	4,542	—	23,143	—	392	1,916	617	1,521	1,449	—	—	191

Total	132,550	86,195	636	21,397	87	108,315	—	4,544	1,916	19,683	2,873	5,549	1,000	5	10,567

VOTE 31 Environmental Assessment Office

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	8,805	4,018	40	992	—	5,050	—	416	292	111	39	289	—	2	1

Total	8,805	4,018	40	992	—	5,050	—	416	292	111	39	289	—	2	1

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund	400	—	—	—	—	—	—	—	—	500	—	—	—	—	—
Sustainable Environment Fund	29,305	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	29,705	—	—	—	—	—	—	—	—	500	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 30 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Environmental Stewardship	1,305	—	751	14	21,009	145	—	35	180	—	—	44	44	—	(3,179)	(3,179)	(1)	(12,983)	(12,984)	28,281
Parks and Protected Areas	996	—	7,365	—	16,611	29	—	—	29	—	—	61	61	—	(1)	(1)	(1)	(274)	(275)	30,831
Water Stewardship	240	—	208	—	3,237	75	—	3,123	3,198	—	—	46,083	46,083	—	(200)	(200)	(1)	(47,500)	(47,501)	15,164
Water Stewardship	240	—	208	—	3,237	75	—	3,123	3,198	—	—	82	82	—	(200)	(200)	(1)	(1,500)	(1,501)	15,163
Water Rental Remissions	—	—	—	—	—	—	—	—	—	—	—	46,001	46,001	—	—	—	—	(46,000)	(46,000)	1
Environmental Protection	322	—	1,312	—	6,510	1,740	—	1,025	2,765	—	—	14	14	(21,250)	(1)	(21,251)	(1)	(567)	(568)	9,304
Compliance	1,169	—	1,044	—	4,211	—	—	—	—	—	—	25	25	—	(1)	(1)	(1)	(60)	(61)	15,327
Climate Action Secretariat	—	—	10	—	3,070	931	—	—	931	—	—	211	211	(1,305)	(1)	(1,306)	(1)	(1)	(2)	6,487
Executive and Support Services	324	—	2,068	593	9,210	—	—	—	—	—	—	339	339	—	(3,607)	(3,607)	—	(13)	(13)	29,710
Ministers’ Office	—	—	1	—	140	—	—	—	—	—	—	20	20	—	—	—	—	—	—	798
Corporate Services	324	—	2,067	593	9,070	—	—	—	—	—	—	319	319	—	(3,607)	(3,607)	—	(13)	(13)	28,912

Total	4,356	—	12,758	607	63,858	2,920	—	4,183	7,103	—	—	46,777	46,777	(22,555)	(6,990)	(29,545)	(6)	(61,398)	(61,404)	135,104

VOTE 31 Environmental Assessment Office

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Environmental Assessment Office	—	—	55	—	1,205	1,250	—	—	1,250	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,816

Total	—	—	55	—	1,205	1,250	—	—	1,250	—	—	1,314	1,314	—	(1)	(1)	(1)	(1)	(2)	8,816

Special Account(s)

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Park Enhancement Fund	—	—	—	—	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—	500
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	22,555	—	—	22,555	—	—	—	—	—	—	22,555

Total	—	—	—	—	500	—	—	—	—	22,555	—	—	22,555	—	—	—	—	—	—	23,055

MINISTRY OF FINANCE

($000)

VOTE 32 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	9,025	6,372	34	1,561	—	7,967	—	29	66	247	125	72	—	86	—
Office of the Comptroller General	11,617	7,963	89	1,953	—	10,005	5	47	104	80	1,620	137	—	12	—
Treasury	1	5,388	46	1,375	—	6,809	—	40	170	150	2,234	718	—	—	—
Revenue Programs	10,675	34,012	218	8,333	—	42,563	—	834	—	384	215	2,117	—	10	—
Policy and Revenue Services	24,426	22,683	81	5,558	—	28,322	43	429	959	45,909	327	4,850	—	8	—
Strategic and Corporate Policy	3,276	6,798	12	1,665	—	8,475	—	81	218	72	14	247	—	1	—
Revenue Solutions	21,149	9,419	47	2,309	—	11,775	—	98	—	45,097	105	4,178	—	—	—
Financial Institutions Commission	1	6,466	22	1,584	—	8,072	43	250	741	740	208	425	—	7	—
Board Resourcing and Development	482	277	—	76	—	353	—	11	—	63	1	20	—	—	—
Executive and Support Services	19,879	7,486	110	1,873	52	9,521	—	882	2,583	109	4,542	1,210	—	—	22
Minister’s Office	428	234	3	75	52	364	—	31	—	—	9	11	—	—	—
Corporate Services	19,451	7,252	107	1,798	—	9,157	—	851	2,583	109	4,533	1,199	—	—	22

Total	76,105	84,181	578	20,729	52	105,540	48	2,272	3,882	46,942	9,064	9,124	—	116	22

VOTE 33 Pacific Carbon Trust

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Pacific Carbon Trust	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Insurance and Risk Management	—	3,030	5	742	—	3,777	—	100	1,426	843	443	162	—	—	—
Provincial Home Acquisition Wind Up	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10	3,030	5	742	—	3,777	—	100	1,426	843	443	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	61	—	686	—	—	—	—	—	—	9	9	—	(125)	(125)	(1)	(6)	(7)	8,530
Office of the Comptroller General	—	—	123	—	2,128	—	—	—	—	—	—	741	741	—	(2,640)	(2,640)	(150)	—	(150)	10,084
Treasury	—	—	729	—	4,041	—	—	—	—	—	—	23,042	23,042	—	(8,959)	(8,959)	(1,000)	(23,932)	(24,932)	1
Revenue Programs	202	—	146	—	3,908	—	—	—	—	—	—	3,457	3,457	—	—	—	—	(44,214)	(44,214)	5,714
Policy and Revenue Services	28	—	6,528	—	59,081	8,307	—	—	8,307	—	22,908	33,432	56,340	—	(1,465)	(1,465)	(1)	(142,307)	(142,308)	8,277
Strategic and Corporate Policy	—	—	16	—	649	—	—	—	—	—	—	—	—	—	(1,365)	(1,365)	(1)	(7,228)	(7,229)	530
Revenue Solutions	—	—	6,322	—	55,800	8,307	—	—	8,307	—	22,908	32,569	55,477	—	(100)	(100)	—	(123,513)	(123,513)	7,746
Financial Institutions Commission	28	—	190	—	2,632	—	—	—	—	—	—	863	863	—	—	—	—	(11,566)	(11,566)	1
Board Resourcing and Development	—	—	1	—	96	—	—	—	—	—	—	19	19	—	(1)	(1)	(1)	(1)	(2)	465
Executive and Support Services	12	—	7,498	—	16,858	—	—	—	—	—	—	1,618	1,618	—	(2,266)	(2,266)	—	(322)	(322)	25,409
Minister’s Office	—	—	—	—	51	—	—	—	—	—	—	23	23	—	—	—	—	—	—	438
Corporate Services	12	—	7,498	—	16,807	—	—	—	—	—	—	1,595	1,595	—	(2,266)	(2,266)	—	(322)	(322)	24,971

Total	242	—	15,086	—	86,798	8,307	—	—	8,307	—	22,908	62,318	85,226	—	(15,456)	(15,456)	(1,153)	(210,782)	(211,935)	58,480

VOTE 33 Pacific Carbon Trust

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Pacific Carbon Trust	—	—	—	—	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—	—	5,000

Total	—	—	—	—	—	—	5,000	—	5,000	—	—	—	—	—	—	—	—	—	—	5,000

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Insurance and Risk Management	650	—	391	—	4,015	—	—	—	—	—	—	41,413	41,413	—	(42,620)	(42,620)	(2,200)	(151)	(2,351)	4,234
Provincial Home Acquisition Wind Up	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	650	—	391	—	4,015	—	—	—	—	—	—	41,423	41,423	—	(42,620)	(42,620)	(2,200)	(151)	(2,351)	4,244

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 34 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest and Range Resource Management	321,198	95,135	2,659	23,308	—	121,102	3	2,306	1,682	96,233	1,934	2,657	—	60	4,956
Pricing and Selling Fibre	37,833	12,970	96	3,178	—	16,244	1	375	299	22,179	76	164	—	10	392
Compliance and Enforcement	23,314	9,822	216	2,407	—	12,445	—	266	182	338	474	72	—	1	117
Executive and Support Services	33,221	33,292	285	8,175	52	41,804	1	318	515	3,601	1,160	550	—	13	413
Minister’s Office	654	323	2	97	52	474	—	88	—	25	12	28	—	—	—
Corporate Services	32,567	32,969	283	8,078	—	41,330	1	230	515	3,576	1,148	522	—	13	413

Total	415,566	151,219	3,256	37,068	52	191,595	5	3,265	2,678	122,351	3,644	3,443	—	84	5,878

VOTE 35 Integrated Land Management Bureau

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Land Management Bureau	56,718	31,099	147	7,626	—	38,872	—	921	881	3,987	3,275	1,181	—	—	94
Regional Operations	27,113	17,553	87	4,301	—	21,941	—	598	—	235	265	410	—	—	43
First Nations Initiatives	6,263	4,137	38	1,013	—	5,188	—	146	—	112	71	284	—	—	—
GeoBC	16,125	8,998	22	2,204	—	11,224	—	149	—	3,454	2,699	208	—	—	51
Bureau Management	7,217	411	—	108	—	519	—	28	881	186	240	279	—	—	—

Total	56,718	31,099	147	7,626	—	38,872	—	921	881	3,987	3,275	1,181	—	—	94

VOTE 36 Direct Fire

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Direct Fire	409,000	18,275	3,579	4,477	—	26,331	—	1,234	—	6,506	145	507	—	149	7,811

Total	409,000	18,275	3,579	4,477	—	26,331	—	1,234	—	6,506	145	507	—	149	7,811

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales	158,921	17,549	298	4,299	—	22,146	—	549	—	45,661	631	613	—	21	621
Forest Stand Management Fund	—	533	—	131	—	664	—	10	—	4,454	10	40	—	—	150

Total	158,921	18,082	298	4,430	—	22,810	—	559	—	50,115	641	653	—	21	771

MINISTRY OF FORESTS AND RANGE

($000)

VOTE 34 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest and Range Resource Management	26,659	6,142	16,055	1,554	160,241	528	1,150	35,647	37,325	—	—	—	—	(3,553)	(1,938)	(5,491)	(40)	(21,027)	(21,067)	292,110
Pricing and Selling Fibre	287	—	994	2	24,779	—	—	—	—	—	—	—	—	(40)	(1)	(41)	—	(3,002)	(3,002)	37,980
Compliance and Enforcement	820	—	285	324	2,879	—	—	—	—	—	—	—	—	—	(1)	(1)	—	(1)	(1)	15,322
Executive and Support Services	671	—	3,258	828	11,328	—	—	—	—	—	—	—	—	(15,343)	(2,733)	(18,076)	—	(111)	(111)	34,945
Minister’s Office	10	—	—	—	163	—	—	—	—	—	—	—	—	—	—	—	—	—	—	637
Corporate Services	661	—	3,258	828	11,165	—	—	—	—	—	—	—	—	(15,343)	(2,733)	(18,076)	—	(111)	(111)	34,308

Total	28,437	6,142	20,592	2,708	199,227	528	1,150	35,647	37,325	—	—	—	—	(18,936)	(4,673)	(23,609)	(40)	(24,141)	(24,181)	380,357

VOTE 35 Integrated Land Management Bureau

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Land Management Bureau	261	—	5,568	213	16,381	—	—	—	—	—	—	2,837	2,837	—	(3,111)	(3,111)	(15)	(4,359)	(4,374)	50,605
Regional Operations	220	—	244	—	2,015	—	—	—	—	—	—	235	235	—	—	—	—	(34)	(34)	24,157
First Nations Initiatives	31	—	53	—	697	—	—	—	—	—	—	78	78	—	(1)	(1)	—	(1)	(1)	5,961
GeoBC	—	—	3,266	—	9,827	—	—	—	—	—	—	456	456	—	(3,075)	(3,075)	(15)	(4,323)	(4,338)	14,094
Bureau Management	10	—	2,005	213	3,842	—	—	—	—	—	—	2,068	2,068	—	(35)	(35)	—	(1)	(1)	6,393

Total	261	—	5,568	213	16,381	—	—	—	—	—	—	2,837	2,837	—	(3,111)	(3,111)	(15)	(4,359)	(4,374)	50,605

VOTE 36 Direct Fire

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Direct Fire	10,138	—	—	—	26,490	—	—	—	—	—	—	—	—	—	—	—	—	(1,101)	(1,101)	51,720

Total	10,138	—	—	—	26,490	—	—	—	—	—	—	—	—	—	—	—	—	(1,101)	(1,101)	51,720

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales	1,298	—	31,639	30	81,063	—	—	1	1	18,936	—	36,325	55,261	—	(1)	(1)	—	(1)	(1)	158,469
Forest Stand Management Fund	138	—	—	—	4,802	—	—	—	—	—	—	—	—	—	—	—	—	(5,466)	(5,466)	—

Total	1,436	—	31,639	30	85,865	—	—	1	1	18,936	—	36,325	55,261	—	(1)	(1)	—	(5,467)	(5,467)	158,469

MINISTRY OF HEALTH SERVICES

($000)

VOTE 37 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services Delivered by Partners	13,680,684	—	—	—	—	—	—	—	—	35,057	1,000	—	—	—	—
Regional Health Sector Funding	9,184,869	—	—	—	—	—	—	—	—	685	1,000	—	—	—	—
Medical Services Plan	3,408,402	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,055,394	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	32,019	—	—	—	—	—	—	—	—	34,372	—	—	—	—	—
Services Delivered by Ministry	299,891	185,181	6,036	52,478	—	243,695	—	1,747	365	9,888	7,303	1,844	—	5	7,564
Emergency and Health Services	293,095	180,824	5,986	51,411	—	238,221	—	1,659	300	9,780	6,713	1,120	—	—	7,525
Vital Statistics	6,796	4,357	50	1,067	—	5,474	—	88	65	108	590	724	—	5	39
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	118,372	57,122	166	14,016	52	71,356	1,421	1,599	4,021	12,355	13,979	4,101	—	206	65
Minister’s Office	775	467	—	135	52	654	—	84	—	—	15	17	—	—	—
Stewardship and Corporate Services	117,597	56,655	166	13,881	—	70,702	1,421	1,515	4,021	12,355	13,964	4,084	—	206	65

Total	13,951,697	242,303	6,202	66,494	52	315,051	1,421	3,346	4,386	57,300	22,282	5,945	—	211	7,629

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH SERVICES

($000)

VOTE 37 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services Delivered by Partners	—	—	—	—	36,057	—	9,294,552	5,190,182	14,484,734	—	—	—	—	—	—	—	—	(201,768)	(201,768)	14,319,023
Regional Health Sector Funding	—	—	—	—	1,685	—	9,294,552	346,715	9,641,267	—	—	—	—	—	—	—	—	(62,018)	(62,018)	9,580,934
Medical Services Plan	—	—	—	—	—	—	—	3,748,553	3,748,553	—	—	—	—	—	—	—	—	(133,000)	(133,000)	3,615,553
PharmaCare	—	—	—	—	—	—	—	1,094,914	1,094,914	—	—	—	—	—	—	—	—	(5,000)	(5,000)	1,089,914
Health Benefits Operations	—	—	—	—	34,372	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	32,622
Services Delivered by Ministry	51,588	—	11,107	2,860	94,271	—	—	3,647	3,647	—	—	249	249	—	(278)	(278)	(21,120)	(1,420)	(22,540)	319,044
Emergency and Health Services	51,578	—	10,807	2,847	92,329	—	—	3,629	3,629	—	—	99	99	—	—	—	(21,120)	(913)	(22,033)	312,245
Vital Statistics	10	—	300	13	1,942	—	—	18	18	—	—	150	150	—	(278)	(278)	—	(507)	(507)	6,799
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	55	—	8,660	585	47,047	32	1,611	1,911	3,554	—	—	3,424	3,424	—	—	—	—	(3,255)	(3,255)	122,126
Minister’s Office	10	—	—	—	126	—	—	—	—	—	—	—	—	—	—	—	—	—	—	780
Stewardship and Corporate Services	45	—	8,660	585	46,921	32	1,611	1,911	3,554	—	—	3,424	3,424	—	—	—	—	(3,255)	(3,255)	121,346

Total	51,643	—	19,767	3,445	177,375	32	9,296,163	5,195,740	14,491,935	—	—	3,673	3,673	(147,250)	(278)	(147,528)	(21,120)	(206,443)	(227,563)	14,612,943

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HEALTHY LIVING AND SPORT

($000)

VOTE 38 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Sport, Recreation and ActNow BC	12,165	2,249	9	551	—	2,809	—	134	—	802	264	505	—	—	3
Population and Public Health	24,845	9,996	62	2,697	—	12,755	75	363	3,124	3,011	252	605	—	—	2
Provincial Health Officer	1,096	270	1	66	—	337	—	25	12	652	6	92	—	—	—
2010 Olympic and Paralympic Winter Games Secretariat	39,509	1,756	20	478	—	2,254	—	—	139	313	—	399	—	—	—
Executive and Support Services	6,173	3,363	10	892	88	4,353	—	158	478	1,445	29	263	—	—	—
Ministers’ Office	745	358	—	156	88	602	—	108	—	—	15	25	—	—	—
Corporate Services	5,428	3,005	10	736	—	3,751	—	50	478	1,445	14	238	—	—	—

Total	83,788	17,634	102	4,684	88	22,508	75	680	3,753	6,223	551	1,864	—	—	5

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Physical Fitness and Amateur Sports Fund	2,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	2,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTHY LIVING AND SPORT

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Sport, Recreation and ActNow BC	—	—	29	—	1,737	2,496	—	6,551	9,047	—	—	—	—	—	(1)	(1)	(1)	(434)	(435)	13,157
Population and Public Health	—	—	14	74	7,520	6,984	—	1,004	7,988	—	—	—	—	—	(1)	(1)	(1)	(620)	(621)	27,641
Provincial Health Officer	—	—	10	—	797	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	1,131
2010 Olympic and Paralympic Winter Games Secretariat	—	—	339	—	1,190	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,441
Executive and Support Services	—	—	—	—	2,373	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	6,733
Ministers’ Office	—	—	—	—	148	—	—	—	—	—	—	10	10	—	—	—	—	—	—	760
Corporate Services	—	—	—	—	2,225	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,973

Total	—	—	392	74	13,617	9,480	—	7,555	17,035	—	—	10	10	—	(5)	(5)	(5)	(1,057)	(1,062)	52,103

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700

Total	—	—	—	—	—	—	—	1,700	1,700	—	—	—	—	—	—	—	—	—	—	1,700

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT

($000)

VOTE 39 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	1,523,652	65,335	920	16,007	—	82,262	—	684	3,498	1,132	3,353	2,457	—	—	6
Temporary Assistance	466,809	20,685	326	5,068	—	26,079	—	209	252	212	990	813	—	—	2
Disability Assistance	773,202	27,775	378	6,805	—	34,958	—	297	388	735	1,527	1,036	—	—	3
Supplementary Assistance	283,641	16,875	216	4,134	—	21,225	—	178	2,858	185	836	608	—	—	1
Employment	82,843	22,198	181	5,439	—	27,818	—	1,279	213	345	1,471	1,659	—	—	2
Employment Programs	82,842	10,882	181	2,666	—	13,729	—	203	171	150	787	472	—	—	2
Labour Market Development Agreement	1	11,316	—	2,773	—	14,089	—	1,076	42	195	684	1,187	—	—	—
Housing	357,528	7,782	26	1,907	—	9,715	126	135	162	796	715	614	—	—	—
Housing	348,132	1,617	1	396	—	2,014	88	26	162	164	4	380	—	—	—
Building and Safety Policy	1,988	1,428	1	350	—	1,779	38	49	—	96	3	29	—	—	—
Residential Tenancy	7,408	4,737	24	1,161	—	5,922	—	60	—	536	708	205	—	—	—
Community Living British Columbia	668,224	403	—	99	—	502	—	30	—	15	—	8	—	—	—
Gaming Policy and Enforcement	17,493	8,995	53	2,203	—	11,251	—	517	281	268	257	507	—	13	4
Gaming Policy and Enforcement Operations	17,492	8,995	53	2,203	—	11,251	—	517	281	268	257	507	—	13	4
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Liquor Control and Licensing	1	5,876	8	1,439	—	7,323	—	200	148	180	178	200	—	—	1
Employment and Assistance Appeal Tribunal	1,629	688	23	169	—	880	398	22	—	86	10	106	—	5	—
Executive and Support Services	17,916	12,746	128	3,123	52	16,049	—	143	279	72	358	166	—	—	4
Minister’s Office	415	323	1	79	52	455	—	51	—	—	1	11	—	—	—
Corporate Services	17,501	12,423	127	3,044	—	15,594	—	92	279	72	357	155	—	—	4

Total	2,669,286	124,023	1,339	30,386	52	155,800	524	3,010	4,581	2,894	6,342	5,717	—	18	17

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HOUSING AND SOCIAL DEVELOPMENT

($000)

VOTE 39 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Income Assistance	235	—	6,401	—	17,766	5,530	1,431,896	50,740	1,488,166	—	—	5,742	5,742	—	(3)	(3)	—	(12,490)	(12,490)	1,581,443
Temporary Assistance	83	—	2,093	—	4,654	—	452,925	—	452,925	—	—	3,301	3,301	—	(1)	(1)	—	(2,450)	(2,450)	484,508
Disability Assistance	99	—	4,122	—	8,207	—	776,874	—	776,874	—	—	243	243	—	(1)	(1)	—	(5,000)	(5,000)	815,281
Supplementary Assistance	53	—	186	—	4,905	5,530	202,097	50,740	258,367	—	—	2,198	2,198	—	(1)	(1)	—	(5,040)	(5,040)	281,654
Employment	234	—	204	—	5,407	1,000	—	333,248	334,248	—	—	210	210	—	—	—	—	(295,830)	(295,830)	71,853
Employment Programs	42	—	204	—	2,031	1,000	—	54,986	55,986	—	—	106	106	—	—	—	—	—	—	71,852
Labour Market Development Agreement	192	—	—	—	3,376	—	—	278,262	278,262	—	—	104	104	—	—	—	—	(295,830)	(295,830)	1
Housing	—	—	150	—	2,698	—	1,500	334,840	336,340	—	—	63	63	—	—	—	—	(1)	(1)	348,815
Housing	—	—	150	—	974	—	1,500	334,840	336,340	—	—	63	63	—	—	—	—	(1)	(1)	339,390
Building and Safety Policy	—	—	—	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,994
Residential Tenancy	—	—	—	—	1,509	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,431
Community Living British Columbia	—	—	—	—	53	—	—	680,977	680,977	—	—	22	22	—	—	—	—	—	—	681,554
Gaming Policy and Enforcement	3	—	507	—	2,357	127,300	—	105,105	232,405	—	—	1	1	—	(1)	(1)	—	(228,772)	(228,772)	17,241
Gaming Policy and Enforcement Operations	3	—	507	—	2,357	—	—	3,805	3,805	—	—	1	1	—	(1)	(1)	—	(173)	(173)	17,240
Distribution of Gaming Proceeds	—	—	—	—	—	127,300	—	101,300	228,600	—	—	—	—	—	—	—	—	(228,599)	(228,599)	1
Liquor Control and Licensing	122	—	447	—	1,476	—	—	—	—	—	—	593	593	—	—	—	(424)	(8,967)	(9,391)	1
Employment and Assistance Appeal Tribunal	—	—	11	112	750	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	1,629
Executive and Support Services	53	—	184	—	1,259	—	—	—	—	—	—	327	327	—	(135)	(135)	—	(40)	(40)	17,460
Minister’s Office	11	—	—	—	74	—	—	—	—	—	—	25	25	—	—	—	—	—	—	554
Corporate Services	42	—	184	—	1,185	—	—	—	—	—	—	302	302	—	(135)	(135)	—	(40)	(40)	16,906

Total	647	—	7,904	112	31,766	133,830	1,433,396	1,504,910	3,072,136	—	—	6,958	6,958	—	(140)	(140)	(424)	(546,100)	(546,524)	2,719,996

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

Total	—	—	—	—	—	—	—	10,000	10,000	—	—	—	—	—	—	—	—	—	—	10,000

MINISTRY OF LABOUR

($000)

VOTE 40 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	14,110	26,391	85	6,523	—	32,999	596	564	—	507	2,063	813	—	12	—
Employment Standards	8,900	6,160	50	1,509	—	7,719	—	175	—	—	150	185	—	—	—
Labour Relations Board	5,209	3,875	17	970	—	4,862	114	69	—	16	42	71	—	—	—
WorkSafe BC	1	16,356	18	4,044	—	20,418	482	320	—	491	1,871	557	—	12	—
Executive and Support Services	3,242	1,869	—	478	35	2,382	25	182	612	184	51	171	—	—	—
Minister’s Office	445	239	—	72	35	346	—	37	—	—	5	7	—	—	—
Corporate Services	2,797	1,630	—	406	—	2,036	25	145	612	184	46	164	—	—	—

Total	17,352	28,260	85	7,001	35	35,381	621	746	612	691	2,114	984	—	12	—

MINISTRY OF LABOUR

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Labour Programs	50	—	737	—	5,342	—	—	—	—	—	—	840	840	—	(1)	(1)	—	(25,700)	(25,700)	13,480
Employment Standards	50	—	146	—	706	—	—	—	—	—	—	200	200	—	—	—	—	(100)	(100)	8,525
Labour Relations Board	—	—	46	—	358	—	—	—	—	—	—	9	9	—	—	—	—	(275)	(275)	4,954
WorkSafe BC	—	—	545	—	4,278	—	—	—	—	—	—	631	631	—	(1)	(1)	—	(25,325)	(25,325)	1
Executive and Support Services	4	—	12	—	1,241	—	—	—	—	—	—	71	71	—	—	—	—	(714)	(714)	2,980
Minister’s Office	4	—	—	—	53	—	—	—	—	—	—	46	46	—	—	—	—	—	—	445
Corporate Services	—	—	12	—	1,188	—	—	—	—	—	—	25	25	—	—	—	—	(714)	(714)	2,535

Total	54	—	749	—	6,583	—	—	—	—	—	—	911	911	—	(1)	(1)	—	(26,414)	(26,414)	16,460

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 41 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	190,688	110,699	3,438	27,237	—	141,374	—	1,062	1,434	3,927	1,716	2,155	—	—	7,907
Policing and Community Safety	282,362	5,908	15	1,447	—	7,370	—	327	265	1,268	236	369	—	—	81
Victim Services and Crime Prevention	42,204	5,703	63	1,397	—	7,163	—	78	50	815	128	193	—	—	18
Emergency Management BC	29,442	11,212	33	2,747	—	13,992	43	289	152	6,169	697	400	—	—	36
Integrated Planning and Mitigation	9,674	1,016	—	249	—	1,265	—	33	—	651	16	21	—	—	—
Provincial Emergency Program	4,888	3,214	27	788	—	4,029	—	53	10	1,194	85	140	—	—	10
Office of the Fire Commissioner	1,859	1,195	2	293	—	1,490	—	62	28	5	40	57	—	—	14
BC Coroners Service	13,021	5,787	4	1,417	—	7,208	43	141	114	4,319	556	182	—	—	12
Office of the Superintendent of Motor Vehicles	4,892	3,282	6	804	—	4,092	—	45	445	83	125	150	—	—	—
Executive and Support Services	12,985	6,924	79	1,725	52	8,780	—	189	240	87	1,376	434	—	25	3
Minister’s Office	612	316	—	97	52	465	—	75	—	—	—	15	—	—	2
Corporate Services	12,373	6,608	79	1,628	—	8,315	—	114	240	87	1,376	419	—	25	1

Total	562,573	143,728	3,634	35,357	52	182,771	43	1,990	2,586	12,349	4,278	3,701	—	25	8,045

VOTE 42 Emergency Program Act

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	20,302	998	10	371	—	1,379	—	169	5	3,000	285	71	—	—	1,932

Total	20,302	998	10	371	—	1,379	—	169	5	3,000	285	71	—	—	1,932

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	403	—	99	—	502	—	20	1,376	15	4	18	—	—	—
Corrections Work Program Account	1,292	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,024	1,316	—	323	—	1,639	—	11	—	—	32	26	—	—	—

Total	14,316	1,719	—	422	—	2,141	—	31	1,376	15	50	85	—	—	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,024	—	3,817	20	23,062	—	—	34,428	34,428	—	—	159	159	—	(475)	(475)	—	(5,644)	(5,644)	192,904
Policing and Community Safety	159	—	368	—	3,073	72	—	309,022	309,094	—	—	33	33	—	(540)	(540)	(1)	(24,860)	(24,861)	294,169
Victim Services and Crime Prevention	—	—	341	—	1,623	100	12,343	30,192	42,635	—	—	1,000	1,000	(9,816)	—	(9,816)	—	(731)	(731)	41,874
Emergency Management BC	148	—	445	—	8,379	—	—	11,235	11,235	—	—	6	6	—	(1,972)	(1,972)	(1)	(4,726)	(4,727)	26,913
Integrated Planning and Mitigation	—	—	—	—	721	—	—	10,674	10,674	—	—	—	—	—	(1,962)	(1,962)	(1)	(3,226)	(3,227)	7,471
Provincial Emergency Program	53	—	115	—	1,660	—	—	561	561	—	—	6	6	—	—	—	—	(1,500)	(1,500)	4,756
Office of the Fire Commissioner	30	—	94	—	330	—	—	—	—	—	—	—	—	—	(10)	(10)	—	—	—	1,810
BC Coroners Service	65	—	236	—	5,668	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12,876
Office of the Superintendent of Motor Vehicles	—	—	143	1	992	—	—	2,417	2,417	—	—	1,607	1,607	—	(1)	(1)	(1)	(4,398)	(4,399)	4,708
Executive and Support Services	155	—	326	—	2,835	—	—	—	—	—	—	430	430	—	(350)	(350)	(1)	(100)	(101)	11,594
Minister’s Office	—	—	—	—	92	—	—	—	—	—	—	47	47	—	—	—	—	—	—	604
Corporate Services	155	—	326	—	2,743	—	—	—	—	—	—	383	383	—	(350)	(350)	(1)	(100)	(101)	10,990

Total	1,486	—	5,440	21	39,964	172	12,343	387,294	399,809	—	—	3,235	3,235	(9,816)	(3,338)	(13,154)	(4)	(40,459)	(40,463)	572,162

VOTE 42 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,559

Total	1,880	—	139	—	7,481	150	5,299	250	5,699	—	—	—	—	—	—	—	—	—	—	14,559

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	2	—	3	—	1,438	140	—	—	140	—	—	15	15	—	—	—	—	(2,095)	(2,095)	—
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Forfeited Crime Proceeds Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	69	2,000	—	—	2,000	9,816	—	—	9,816	—	—	—	—	—	—	13,524

Total	117	—	63	—	2,212	2,140	—	476	2,616	9,816	—	115	9,931	—	—	—	—	(2,095)	(2,095)	14,805

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT

($000)

VOTE 43 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Asia Pacific Trade and Investment	11,709	4,250	3	1,041	—	5,294	—	701	—	8,333	443	270	—	—	1
Small Business, Research and Competitiveness	17,036	5,248	3	1,285	—	6,536	57	197	—	583	118	304	—	2	—
Executive and Support Services	9,442	4,004	6	985	52	5,047	4	267	334	519	498	749	1,546	2	8
Minister’s Office	557	243	—	60	52	355	—	119	—	14	15	60	—	—	—
Corporate Services	8,885	3,761	6	925	—	4,692	4	148	334	505	483	689	1,546	2	8

Total	38,187	13,502	12	3,311	52	16,877	61	1,165	334	9,435	1,059	1,323	1,546	4	9

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund	24,948	311	—	76	—	387	—	42	—	153	6	10	—	—	—

Total	24,948	311	—	76	—	387	—	42	—	153	6	10	—	—	—

MINISTRY OF SMALL BUSINESS, TECHNOLOGY AND ECONOMIC DEVELOPMENT

($000)

VOTE 43 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Asia Pacific Trade and Investment	—	—	311	2,143	12,202	—	—	2,606	2,606	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	20,099
Small Business, Research and Competitiveness	—	—	202	8	1,471	—	—	10,119	10,119	—	—	—	—	—	(2)	(2)	(1)	(1)	(2)	18,122
Executive and Support Services	9	—	189	—	4,125	—	—	—	—	—	—	36	36	—	(1)	(1)	(1)	(1)	(2)	9,205
Minister’s Office	—	—	2	—	210	—	—	—	—	—	—	—	—	—	—	—	—	—	—	565
Corporate Services	9	—	187	—	3,915	—	—	—	—	—	—	36	36	—	(1)	(1)	(1)	(1)	(2)	8,640

Total	9	—	702	2,151	17,798	—	—	12,725	12,725	—	—	36	36	—	(4)	(4)	(3)	(3)	(6)	47,426

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund	—	—	—	—	211	—	—	14,350	14,350	—	—	—	—	—	—	—	—	—	—	14,948

Total	—	—	—	—	211	—	—	14,350	14,350	—	—	—	—	—	—	—	—	—	—	14,948

MINISTRY OF TOURISM, CULTURE AND THE ARTS

($000)

VOTE 44 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism Development	18,889	6,014	14	1,473	—	7,501	3	288	216	171	170	154	—	3	120
BC Arts Council	1,628	784	3	192	—	979	62	68	—	216	30	60	—	—	—
Tourism Partnerships	—	3,461	—	848	—	4,309	—	520	—	5,000	—	3,871	—	—	500
Consumer Marketing	—	3,908	—	957	—	4,865	—	520	—	1,754	2,580	4,590	12,300	—	—
Strategy and Policy	2,672	1,774	—	435	—	2,209	3	330	1	1,055	—	396	—	—	—
BC Film Commission	1,235	528	—	129	—	657	—	25	1	40	15	106	—	—	101
Transfers to Crown Corporations and Agencies	75,308	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	12,166	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	24,542	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Tourism BC	38,600	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,908	2,813	20	689	52	3,574	—	132	57	36	—	829	—	—	—
Minister’s Office	582	316	11	77	52	456	—	73	—	—	—	21	—	—	—
Corporate Services	2,326	2,497	9	612	—	3,118	—	59	57	36	—	808	—	—	—

Total	102,640	19,282	37	4,723	52	24,094	68	1,883	275	8,272	2,795	10,006	12,300	3	721

Special Account(s)

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF TOURISM, CULTURE AND THE ARTS

($000)

VOTE 44 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Tourism Development	19	—	670	—	1,814	—	—	—	—	—	—	646	646	—	(1)	(1)	—	(725)	(725)	9,235
BC Arts Council	—	—	33	—	469	7,931	—	—	7,931	—	—	—	—	—	—	—	—	—	—	9,379
Tourism Partnerships	100	—	—	—	9,991	—	—	10,000	10,000	—	—	—	—	—	—	—	—	(5,345)	(5,345)	18,955
Consumer Marketing	—	—	2,500	—	24,244	—	—	—	—	—	—	—	—	—	—	—	—	(2,150)	(2,150)	26,959
Strategy and Policy	—	—	2	—	1,787	—	—	—	—	—	—	—	—	—	—	—	—	(105)	(105)	3,891
BC Film Commission	10	—	1	—	299	—	—	—	—	—	—	—	—	—	—	—	—	(8)	(8)	948
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	39,508	39,508	—	—	—	—	—	—	—	—	—	—	39,508
Royal British Columbia Museum	—	—	—	—	—	—	—	12,166	12,166	—	—	—	—	—	—	—	—	—	—	12,166
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	27,342	27,342	—	—	—	—	—	—	—	—	—	—	27,342
Tourism BC	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	—	—	114	—	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,742
Minister’s Office	—	—	—	—	94	—	—	—	—	—	—	—	—	—	—	—	—	—	—	550
Corporate Services	—	—	114	—	1,074	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,192

Total	129	—	3,320	—	39,772	7,931	—	49,508	57,439	—	—	646	646	—	(1)	(1)	—	(8,333)	(8,333)	113,617

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment	—	—	—	—	—	1,500	—	—	1,500	—	—	—	—	—	—	—	—	—	—	1,500

Total	—	—	—	—	—	1,500	—	—	1,500	—	—	—	—	—	—	—	—	—	—	1,500

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,917	26,534	32	6,501	—	33,067	—	3,643	4,746	95,370	2,251	1,118	—	32	20,340
Transportation Policy and Legislation	1,335	809	—	198	—	1,007	—	12	—	300	1	12	—	—	3
Planning, Engineering and Construction	2,683	22,799	32	5,586	—	28,417	—	3,235	4,321	90,584	2,224	881	—	22	18,930
Partnerships	1	1,984	—	486	—	2,470	—	329	425	4,461	16	159	—	10	1,403
Port and Airport Development	7,538	670	—	164	—	834	—	60	—	25	7	55	—	—	4
Enhancing Economic Development	360	272	—	67	—	339	—	7	—	—	3	11	—	—	—
Public Transportation	250,673	1,855	—	455	—	2,310	—	135	—	63,264	11	111	—	—	178,572
Public Transit	78,754	1,855	—	455	—	2,310	—	135	—	63,264	11	111	—	—	8,783
Coastal Ferry Services	171,919	—	—	—	—	—	—	—	—	—	—	—	—	—	169,789
Highway Operations	461,644	56,626	353	13,873	—	70,852	—	4,524	3,974	13,225	4,102	2,079	—	45	443,623
Maintenance, Asset Preservation and Traffic Operations	428,095	41,170	209	10,087	—	51,466	—	3,874	3,974	13,175	3,378	1,457	—	39	424,826
Commercial Vehicle Safety and Enforcement	23,995	14,916	142	3,654	—	18,712	—	633	—	—	720	605	—	6	440
Inland Ferries	9,554	540	2	132	—	674	—	17	—	50	4	17	—	—	18,357
Commercial Passenger Transportation Regulation	1,755	1,137	2	278	—	1,417	140	51	—	3	11	84	—	1	6
Passenger Transportation Board	492	251	—	61	—	312	140	11	—	3	9	14	—	1	—
Passenger Transportation Branch	1,263	886	2	217	—	1,105	—	40	—	—	2	70	—	—	6
Executive and Support Services	8,212	5,900	173	1,464	52	7,589	—	261	28	99	—	404	—	10	—
Minister’s Office	549	297	—	91	52	440	—	70	—	—	—	13	—	—	—
Corporate Services	7,663	5,603	173	1,373	—	7,149	—	191	28	99	—	391	—	10	—

Total	734,201	92,052	560	22,571	52	115,235	140	8,614	8,748	171,961	6,375	3,796	—	88	642,541

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 45 Ministry Operations

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Transportation and Infrastructure Improvements	19,054	700,670	253	150	847,627	3,070	—	5,490	8,560	—	—	755	755	—	(1)	(1)	(850,314)	(29,342)	(879,656)	10,352
Transportation Policy and Legislation	—	—	—	—	328	3,070	—	—	3,070	—	—	—	—	—	—	—	(3,070)	—	(3,070)	1,335
Planning, Engineering and Construction	18,890	651,216	253	150	790,706	—	—	—	—	—	—	351	351	—	(1)	(1)	(798,362)	(18,434)	(816,796)	2,677
Partnerships	164	49,454	—	—	56,421	—	—	500	500	—	—	400	400	—	—	—	(48,882)	(10,908)	(59,790)	1
Port and Airport Development	—	—	—	—	151	—	—	4,990	4,990	—	—	4	4	—	—	—	—	—	—	5,979
Enhancing Economic Development	—	—	—	—	21	—	—	—	—	—	—	—	—	—	—	—	—	—	—	360
Public Transportation	50	136,688	—	—	378,831	—	—	183,779	183,779	—	—	10	10	—	(1)	(1)	(254,558)	(36,922)	(291,480)	273,449
Public Transit	50	136,688	—	—	209,042	—	—	183,779	183,779	—	—	10	10	—	(1)	(1)	(254,558)	(36,922)	(291,480)	103,660
Coastal Ferry Services	—	—	—	—	169,789	—	—	—	—	—	—	—	—	—	—	—	—	—	—	169,789
Highway Operations	17,177	247,298	5,738	748	742,533	—	—	50	50	—	—	900	900	—	—	—	(352,140)	(2,952)	(355,092)	459,243
Maintenance, Asset Preservation and Traffic Operations	14,830	246,375	5,332	371	717,631	—	—	50	50	—	—	700	700	—	—	—	(342,116)	(2,553)	(344,669)	425,178
Commercial Vehicle Safety and Enforcement	2,347	—	406	377	5,534	—	—	—	—	—	—	200	200	—	—	—	—	(399)	(399)	24,047
Inland Ferries	—	923	—	—	19,368	—	—	—	—	—	—	—	—	—	—	—	(10,024)	—	(10,024)	10,018
Commercial Passenger Transportation Regulation	13	—	23	—	332	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(1)	(1)	1,755
Passenger Transportation Board	—	—	3	—	181	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	492
Passenger Transportation Branch	13	—	20	—	151	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,263
Executive and Support Services	25	—	47	—	874	—	—	—	—	—	—	131	131	—	(1)	(1)	(577)	(1)	(578)	8,015
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	18	18	—	—	—	—	—	—	541
Corporate Services	25	—	47	—	791	—	—	—	—	—	—	113	113	—	(1)	(1)	(577)	(1)	(578)	7,474

Total	36,319	1,084,656	6,061	898	1,970,197	3,070	—	189,319	192,389	—	—	1,804	1,804	—	(4)	(4)	(1,457,589)	(69,218)	(1,526,807)	752,814

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 46 Management of Public Funds and Debt

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,185,997	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,186,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 46 Management of Public Funds and Debt

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,317,074	19,946	1,337,020	—	(13,189)	(13,189)	(23,236)	—	(23,236)	1,300,595
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	781,985	781,985	—	—	—	(255,330)	(526,654)	(781,984)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	941	941	—	—	—	—	(940)	(940)	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	32,620	32,620	—	—	—	—	(32,619)	(32,619)	1

Total	—	—	—	—	—	—	—	—	—	—	1,317,074	835,492	2,152,566	—	(13,189)	(13,189)	(278,566)	(560,213)	(838,779)	1,300,598

OTHER APPROPRIATIONS

($000)

VOTE 47 Contingencies All Ministries and New Programs

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
General Programs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General Programs	500,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 48 Capital Funding

Description	Total 2009/10 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,212,840	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post Secondary Institutions	249,557	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	372,903	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	298,811	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	144,464	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	147,105	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,212,840	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Contingencies All Ministries and New Programs

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	40,000	40,000	—	—	—	—	—	—	40,000
General Programs	—	—	—	—	—	—	—	—	—	—	—	410,000	410,000	—	—	—	—	—	—	410,000
Climate Action and Clean Energy	—	—	—	—	—	—	—	—	—	—	—	20,000	20,000	—	—	—	—	—	—	20,000
2010 Sports and Arts Legacy	—	—	—	—	—	—	—	—	—	—	—	20,000	20,000	—	—	—	—	—	—	20,000

Total	—	—	—	—	—	—	—	—	—	—	—	450,000	450,000	—	—	—	—	—	—	450,000

VOTE 48 Capital Funding																				Total

					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,750,696	1,750,696	—	—	—	—	—	—	—	—	—	—	1,750,696
Post Secondary Institutions	—	—	—	—	—	—	—	287,656	287,656	—	—	—	—	—	—	—	—	—	—	287,656
Schools	—	—	—	—	—	—	—	348,883	348,883	—	—	—	—	—	—	—	—	—	—	348,883
Health Facilities	—	—	—	—	—	—	—	427,427	427,427	—	—	—	—	—	—	—	—	—	—	427,427
Housing	—	—	—	—	—	—	—	208,380	208,380	—	—	—	—	—	—	—	—	—	—	208,380
Public Transit	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	—	—	—	—	—	—	—	478,350	478,350	—	—	—	—	—	—	—	—	—	—	478,350

Total	—	—	—	—	—	—	—	1,750,696	1,750,696	—	—	—	—	—	—	—	—	—	—	1,750,696

OTHER APPROPRIATIONS

($000)

VOTE 49 Commissions on Collection of Public Funds

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	71,470	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	62,450	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	877	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,878	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	18	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(71,469)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	32,715	32,715	—	—	—	—	—	—	32,715
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,756	1,756	—	—	—	—	—	—	1,756
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	24,225	24,225	—	—	—	—	—	—	24,225
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	100	100	—	—	—	—	—	—	100
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	878	878	—	—	—	—	—	—	878
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,822	4,822	—	—	—	—	—	—	4,822
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	18	18	—	—	—	—	—	—	18
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	25	25	—	—	—	—	—	—	25
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(32,715)	—	(32,715)	(32,714)

Total	—	—	—	—	—	—	—	—	—	—	—	32,716	32,716	—	—	—	(32,715)	—	(32,715)	1

OTHER APPROPRIATIONS

($000)

VOTE 50 Allowances for Doubtful Revenue Accounts

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	98,930	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education and Labour Market Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Lands	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	3,390	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community and Rural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy, Mines and Petroleum Resources	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1,168	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	68,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests and Range	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health Services	3,377	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Healthy Living and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Social Development	2,824	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	9,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business, Technology and Economic Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Culture and the Arts	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(98,929)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 50 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2010/11
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	93,151	93,151	—	—	—	—	—	—	93,151
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education and Labour Market Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture and Lands	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Attorney General	—	—	—	—	—	—	—	—	—	—	—	2,300	2,300	—	—	—	—	—	—	2,300
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community and Rural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy, Mines and Petroleum Resources	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1,168	1,168	—	—	—	—	—	—	1,168
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	63,590	63,590	—	—	—	—	—	—	63,590
Ministry of Forests and Range	—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
Ministry of Health Services	—	—	—	—	—	—	—	—	—	—	—	3,193	3,193	—	—	—	—	—	—	3,193
Ministry of Healthy Living and Sport	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Housing and Social Development	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Labour	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	9,800	9,800	—	—	—	—	—	—	9,800
Ministry of Small Business, Technology and Economic Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Tourism, Culture and the Arts	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(93,151)	—	(93,151)	(93,150)

Total	—	—	—	—	—	—	—	—	—	—	—	93,152	93,152	—	—	—	(93,151)	—	(93,151)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 BC Family Bonus

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Family Bonus	8,758	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	8,758	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Appeal Board and Forest Appeals Commission	2,091	760	5	198	—	963	480	62	—	210	77	109	—	20	5
Administration and Support Services	1,381	760	5	198	—	963	1	20	—	30	77	60	—	—	5
Environmental Appeal Board	381	—	—	—	—	—	267	25	—	80	—	29	—	10	—
Forest Appeals Commission	329	—	—	—	—	—	212	17	—	100	—	20	—	10	—

Total	2,091	760	5	198	—	963	480	62	—	210	77	109	—	20	5

VOTE 53 Forest Practices Board

	Total
	2009/10					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,827	1,893	—	456	—	2,349	135	244	—	334	191	126	—	20	—

Total	3,827	1,893	—	456	—	2,349	135	244	—	334	191	126	—	20	—

OTHER APPROPRIATIONS

($000)

VOTE 51 BC Family Bonus

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
BC Family Bonus	—	—	—	—	—	6,379	—	—	6,379	—	—	—	—	—	—	—	—	—	—	6,379

Total	—	—	—	—	—	6,379	—	—	6,379	—	—	—	—	—	—	—	—	—	—	6,379

VOTE 52 Environmental Appeal Board and Forest Appeals Commission

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Environmental Appeal Board and Forest Appeals Commission	—	—	5	139	1,107	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,088
Administration and Support Services	—	—	5	139	337	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	1,318
Environmental Appeal Board	—	—	—	—	411	—	—	—	—	—	—	—	—	—	—	—	—	—	—	411
Forest Appeals Commission	—	—	—	—	359	—	—	—	—	—	—	—	—	—	—	—	—	—	—	359

Total	—	—	5	139	1,107	—	—	—	—	—	—	20	20	—	(1)	(1)	—	(1)	(1)	2,088

VOTE 53 Forest Practices Board

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2010/11 Operating Expenses
Forest Practices Board	184	—	100	156	1,490	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,839

Total	184	—	100	156	1,490	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,839

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50            Base Salaries – includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

51            Supplementary Salary Costs – includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

52            Employee Benefits – includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

54            Legislative Salaries and Indemnities – includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under Section 4 of the Members’ Remuneration and Pensions Act. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

55            Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57            Public Servant Travel – includes travel expenses of government employees and officials on government business including prescribed allowances.

59            Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60            Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63            Information Systems – Operating – includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

65            Office and Business Expenses – includes supplies and services required for the operation of offices.

67            Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68            Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69            Utilities, Materials, and Supplies – includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

70            Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

72            Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73            Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75            Building Occupancy Charges – includes payments to the private sector, for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77            Transfers – Grants – includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

79            Transfers – Entitlements – includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

80            Transfers – Agreements – includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS — Continued

OTHER EXPENSES

81            Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83            Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85            Other Expenses – includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86            Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88            Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89            Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

90            Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land

Land – includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

LI	Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.
Bldg	Buildings – includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.
SpE	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment such as tractors and trailers, as well as telecommunications relay towers and switching equipment.
FE	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.
Veh	Vehicles – includes the purchase or capital lease cost of passenger, light truck and utility vehicles.
Info	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.
TI	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.
Roads	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

Ministry of Finance

Queen’s Printer for British Columbia©

Victoria